UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811- 07584
Rydex Series Funds
(Exact name of registrant as specified in charter)
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)
Richard M. Goldman, President
Rydex Series Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-301-296-5100
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DECEMBER 31, 2010

RYDEX SERIES FUNDS ANNUAL REPORT

ALTERNATIVE INVESTMENT FUNDS

MANAGED FUTURES STRATEGY FUND

RYDEX | SGI
SECURITY GLOBAL INVESTORS℠

DECEMBER 31, 2010 RYDEX SERIES FUNDS ANNUAL REPORT ALTERNATIVE INVESTMENT FUNDS MANAGED FUTURES STRATEGY FUND

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

MANAGED FUTURES STRATEGY FUND	6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

OTHER INFORMATION	26

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	28
the RYDEX | SGI series funds annual report  |  1

LETTER TO OUR SHAREHOLDERS
DEAR SHAREHOLDER:
The U.S. economy continued a second year of recovery in 2010, but soft employment and housing markets combined to keep growth tepid. The consensus forecast for U.S. GDP growth was 2.8%, but a consumer spending rally may be needed for it to do better in 2011. Along with better economic reports on retail sales and jobless claims late in 2010, passage of federal legislation to extend Bush-era tax cuts and roll out new stimulus measures boosted equity markets, and prompted many economists to raise growth forecasts for 2011 to 3.5% or higher. Markets were also affected by a change in control of the House of Representatives and a renewed focus on cutting government spending and dealing with the budget deficit.
The U.S. Federal Reserve was responsible for much of the investor optimism that flowed through 2010, slowed only at mid-year by debt problems in Europe and the fading effects of U.S. government stimulus spending that played into fears of a double-dip recession. Concerns that the economy was not growing fast enough to lower an unemployment rate seemingly stuck at more than 9% led the U.S. central bank to signal in August that it would embark on a second round of bond buying in an attempt to keep long-term rates low enough to entice borrowers and spur economic activity. Although critics said such quantitative easing could flame inflation or lead to another asset bubble, the expectation of up to $600 billion in purchases corresponded with a third-quarter stock-market rally, which picked up more steam after the purchases actually began in November. Inflation turned out to be tame in 2010, with prices rising just 1.1%.
Government efforts to support the economy were a plug for stocks in 2010, as markets were carried to highs last seen more than two years ago—just before the collapse of Lehman Brothers. U.S. equity markets were up by double digits in 2010. The NASDAQ Composite Index* led major indices, up 17%, while the Dow Jones Industrial Average Index* and S&P 500® Index* were up 14% and 15%, respectively. The sweet spot was small cap stocks, often a leader in economic recoveries, and the Russell 2000® Index* was up 27%. Stocks in the consumer discretionary and industrials sectors, which benefited from exposure to awakening consumers as well as emerging markets and commodities, were up the most, 26% and 23% respectively, while the health care sector provided the weakest return at less than 1%.
Markets around the globe also benefited from the flood of cash unleashed by the U.S. Federal Reserve. Those in many European countries rose despite sovereign debt problems, with the broad STOXX Europe 600 Index* finishing up 9%. Strong economic recovery in Asia benefited markets from Indonesia to South Korea, although the region’s two largest economies, Japan and China, finished the year lower.
Yield-hungry fixed-income investors increasingly took on credit risk over the year, which was reflected in good performance across most sectors. Expectations about too-fast economic growth and possibly a tick up in inflation in the next few quarters prompted a late-year selloff in Treasuries. Although the Fed kept interest rates on hold all year, the yield on Treasuries rose, affecting mortgage rates, which unfortunately came at a time when reports were indicating that house prices continue to fall and a glut of foreclosures may hit the market over the next few years. Still, Treasuries performed well over the year, as fears of a double-dip recession and European debt woes eased. Among the best returns for the year: bonds in the U.S. intermediate high yield space and emerging market bonds. The Barclays Capital U.S. Aggregate Bond Index* returned about 6.5%.
Driven by demand from China and other fast-growing countries, commodities performed strongly in 2010, as investors appeared to be either encouraged by global recovery or worried about inflation. The Dow Jones-UBS Commodity Index* was up almost 17%; indicative of the strength of the raw materials rally was a record high price for copper and gold. While the metals and agriculture sub-indices were higher over the year, the energy index was lower. Oil finished 2010 around $91, rising about 15%.
The dollar gained on the euro in 2010, reflecting concern about Europe’s crisis in sovereign debt. The dollar weakened against many other currency counterparts around the world, falling most against the yen, as investors coped with record-low rates by searching for higher-yielding assets.
2  |  the RYDEX | SGI series funds annual report

LETTER TO OUR SHAREHOLDERS (concluded)
Many economists are calling for recovery to continue in 2011. Some feel there is a chance the economy could overheat, based on continued Fed intervention, causing a spike in interest rates, choking off recovery. Others view high levels of government and consumer debt as weights that could restrain the expansion, with growth insufficient to bring down unemployment. U.S. consumers are vital to a robust global recovery and their improving household incomes and debt burdens, along with rising global profits, should benefit many global regions. Stronger performance is forecast for emerging markets compared with developed economies, which are still shoring up their finances. In the fixed income market, strong corporate balance sheets and a low default rate should combine to further compress spreads, and position credit to outperform government paper in the year ahead.
Whether helping hedge or augment exposures to the equity or fixed-income markets, or introducing alternative assets and strategies to portfolios for overall diversification1, our products are designed for a range of investment scenarios. Rydex|SGI is pleased to help investors navigate uncertain markets, and we appreciate the trust you place in us.
Sincerely,

Michael Byrum
President & Chief Investment Officer

[1]	Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
NASDAQ Composite Index – a capitalization-weighted index of more than 3,000 companies listed on the NASDAQ Stock Market.
The Dow Jones Industrial Average Index (DJIA) – a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
The Dow Jones-UBS Commodity Index aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities. The index represents 19 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX | SGI series funds annual report  |  3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2010 and ending December 31, 2010.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Certain retirement plans such as IRA, SEP, Roth IRA and 403(b), Rydex prototype money purchase plan and profit sharing plan accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account closing fee will be taken from the proceeds of the redemption.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4  |  the RYDEX | SGI series funds annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2010	December 31, 2010	Period[2]

Table 1. Based on actual Fund return[3]
Managed Futures Strategy Fund
A-Class	1.90%	1.62%	$1,000.00	$1,016.20	$9.64
C-Class	2.65%	1.21%	1,000.00	1,012.10	13.42
H-Class	1.90%	1.62%	1,000.00	1,016.20	9.64
Institutional Class	1.65%	1.77%	1,000.00	1,017.70	8.38
Y-Class	1.60%	1.77%	1,000.00	1,017.70	8.14

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.90%	5.00%	1,000.00	1,015.65	9.63
C-Class	2.65%	5.00%	1,000.00	1,011.87	13.41
H-Class	1.90%	5.00%	1,000.00	1,015.65	9.63
Institutional Class	1.65%	5.00%	1,000.00	1,016.90	8.38
Y-Class	1.60%	5.00%	1,000.00	1,017.14	8.14

[1]	Annualized

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.
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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) December 31, 2010
MANAGED FUTURES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund’s current benchmark is the Standard & Poor’s Diversified Trends Indicator® (“S&P DTI”). If the Fund meets its objective, the value of the Fund’s shares will tend to increase on a daily basis by the amount of any increase in the value of the benchmark. When the value of the benchmark declines, the value of the Fund’s shares should also decrease on a daily basis by the amount of any decrease in the value of the benchmark.
Inception: March 2, 2007
For the one-year period ended December 31, 2010, the Fund’s H-Class shares returned -3.84%, compared with -2.82% for its benchmark, the Standard & Poor’s Diversified Trends Indicator (S&P DTI). Corn, silver, sugar and natural gas were the most significant positive contributors to S&P DTI performance during the year, while wheat, the euro and copper were among the components that contributed least to index performance. The contribution to return from financials and commodities were almost evenly split.
Derivatives in the fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 2, 2007
C-Class	March 2, 2007
H-Class	March 2, 2007
Institutional Class	May 3, 2010
Y-Class	March 29, 2010
The Fund invests principally in commodity, currency, and financial-linked structured notes, and in commodity, currency, and financial-linked derivative instruments, including commodity options, futures and options on futures.
6  |  the RYDEX | SGI series funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
MANAGED FUTURES STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED 12/31/10

	A-Class				C-Class
	(03/02/07)				(03/02/07)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION

MANAGED FUTURES STRATEGY FUND	-3.84%	-8.42%	1.79%	0.50%	-4.57%	-5.53%	1.03%
S&P DIVERSIFIED TRENDS INDICATOR	-2.82%	-2.82%	2.28%	2.28%	-2.82%	-2.82%	2.28%

	H-Class		Institutional Class	Y-Class
	(03/02/07)		(05/03/10)	(03/29/10)
	ONE	SINCE	SINCE	SINCE
	YEAR	INCEPTION	INCEPTION	INCEPTION

MANAGED FUTURES STRATEGY FUND	-3.84%	1.79%	0.98%	0.39%
S&P DIVERSIFIED TRENDS INDICATOR	-2.82%	2.28%	1.40%	0.90%

*	Fund returns are calculated using the maximum sales charge of 4.75%

**	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P Diversified Trends Indicator is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
the RYDEX | SGI series funds annual report  |  7

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2010
MANAGED FUTURES STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 53.6%
Fannie Mae[1]
0.38% due 01/18/11	$175,000,000	$174,996,325
0.37% due 01/03/11	50,000,000	50,000,000
0.50% due 03/28/11	50,000,000	49,988,350
0.35% due 04/18/11	50,000,000	49,983,950
0.40% due 06/01/11	50,000,000	49,966,900
0.29% due 07/01/11	50,000,000	49,955,250
0.29% due 08/08/11	50,000,000	49,939,700
0.46% due 03/01/11	25,000,000	24,996,050
0.30% due 03/31/11	25,000,000	24,993,950
0.20% due 05/02/11	25,000,000	24,989,250
0.43% due 06/20/11	25,000,000	24,981,325
0.30% due 08/01/11	25,000,000	24,970,825
0.29% due 08/29/11	25,000,000	24,966,950
0.24% due 10/03/11	25,000,000	24,954,500
Farmer Mac[2]
0.38% due 02/10/11	50,000,000	49,995,800
0.37% due 06/30/11	50,000,000	49,960,450
0.20% due 07/28/11	40,000,000	39,958,800
0.23% due 10/28/11	40,000,000	39,920,520
0.25% due 06/23/11	35,000,000	34,973,400
0.33% due 04/06/11	25,000,000	24,992,900
0.33% due 12/23/11	25,000,000	24,936,075
0.21% due 06/27/11	15,000,000	14,988,330
0.26% due 09/28/11	10,000,000	9,983,620
0.25% due 09/29/11	10,000,000	9,983,560
0.51% due 06/07/11	6,000,000	5,995,866
Freddie Mac[1]
0.37% due 06/21/11	75,000,000	74,943,675
0.30% due 05/17/11	50,000,000	49,975,800
0.25% due 02/14/11	25,000,000	24,997,675
0.31% due 04/26/11	25,000,000	24,991,375
0.32% due 06/22/11	25,000,000	24,981,100
0.25% due 10/18/11	25,000,000	24,952,000
Federal Home Loan Bank[2]
0.30% due 09/19/11	25,000,000	24,960,425
0.33% due 12/12/11	25,000,000	24,938,075
Federal Farm Credit Bank[2]
0.30% due 05/02/11	25,000,000	24,989,250

Total Federal Agency Discount Notes (Cost $1,254,449,145)		1,255,102,021

FEDERAL AGENCY NOTES†† - 20.9%
Federal Home Loan Bank[2]
0.25% due 02/25/11	50,000,000	50,004,950
0.34% due 11/15/11	50,000,000	49,983,350
0.35% due 11/23/11	50,000,000	49,945,650
0.40% due 12/12/11	40,000,000	39,958,560
0.75% due 11/21/11	25,000,000	25,081,925
0.75% due 03/18/11	25,000,000	25,026,175
0.32% due 10/27/11	25,000,000	24,988,925
0.30% due 10/14/11	25,000,000	24,987,475
0.30% due 10/28/11	25,000,000	24,984,750
0.30% due 11/16/11	25,000,000	24,983,725
0.33% due 09/30/11	8,000,000	7,998,248
Federal Farm Credit Bank[2]
0.31% due 09/01/11	50,000,000	49,986,800
0.33% due 09/15/11	25,000,000	24,995,275
0.35% due 10/06/11	25,000,000	24,959,800
Freddie Mac[1]
1.13% due 12/15/11	25,000,000	25,173,700
Fannie Mae[1]
1.00% due 11/23/11	15,000,000	15,085,185

Total Federal Agency Notes (Cost $488,396,451)		488,144,493

STRUCTURED NOTES††,4 - 4.4%
Swedish Export Credit Corp., S&P Diversified Trends Indicator Price Return Linked Notes due 04/06/11 at 0.03%	21,000,000	22,263,056
Merrill Lynch & Co., S&P Diversified Trends Indicator Price Return Linked Notes due 05/20/11 at 0.06%	20,000,000	20,250,425
Goldman Sachs Group, S&P GSCI Total Return Linked Notes due 07/18/11 at 0.00%	16,000,000	17,285,970
Merrill Lynch & Co., S&P Diversified Trends Indicator Price Return Linked Notes due 06/24/11 at 0.06%	15,000,000	15,891,753
Goldman Sachs Group, S&P GSCI Total Return Linked Notes due 08/22/11 at 0.09%	14,000,000	15,105,703
Swedish Export Credit Corp., S&P Diversified Trends Indicator Total Return Linked Notes due 10/12/11 at 0.02%	10,000,000	11,721,989

Total Structured Notes (Cost $96,000,000)		102,518,896

8 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MANAGED FUTURES STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,3 - 17.0%
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	$162,517,129	$162,517,129
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	91,473,056	91,473,056
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	64,901,047	64,901,047
Deutsche Bank issued 12/31/10 at 0.15% due 01/03/11	45,736,528	45,736,528
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	32,463,099	32,463,099

Total Repurchase Agreements (Cost $397,090,859)		397,090,859

	Contracts

OPTIONS PURCHASED† - 0.0%
Put Options on:
February 2011 Live Cattle Futures Contracts Expiring with strike price of $104.00	250	62,500
February 2011 Lean Hogs Futures Contracts Expiring with strike price of $75.00	400	116,000

Total Put Options		178,500

Total Options Purchased (Cost $1,307,697)		178,500

Total Investments - 95.9% (Cost $2,237,244,152)		$2,243,034,769

Other Assets, Less Liabilities - 4.1%		96,612,769

Total Net Assets - 100.0%		$2,339,647,538

		Unrealized
	Contracts	Gain

COMMODITY FUTURES CONTRACTS PURCHASED†
March 2011 Soybean Futures Contracts (Aggregate Value of Contracts $90,493,500)	1,290	$20,384,012
March 2011 Copper Futures Contracts (Aggregate Value of Contracts $105,981,125)	955	10,993,084
March 2011 Silver Futures Contracts (Aggregate Value of Contracts $42,453,125)	275	5,468,262
March 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $89,739,000)	975	4,765,429
March 2011 Corn Futures Contracts (Aggregate Value of Contracts $82,493,350)	2,623	3,268,145
February 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $22,663,847)	222	2,948,074
March 2011 Wheat Futures Contracts (Aggregate Value of Contracts $47,575,575)	1,198	2,752,426
May 2011 Sugar #11 Futures Contracts (Aggregate Value of Contracts $6,215,888)	190	2,479,432
March 2011 Coffee Futures Contracts (Aggregate Value of Contracts $30,868,875)	345	2,436,318
March 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $50,396,333)	493	2,430,532
March 2011 Sugar #11 Futures Contracts (Aggregate Value of Contracts $5,012,896)	140	2,092,834
February 2011 Lean Hogs Futures Contracts (Aggregate Value of Contracts $40,991,500)	1,285	2,013,659
March 2011 Heating Oil Futures Contracts (Aggregate Value of Contracts $70,713,720)	660	1,957,639
July 2011 Sugar #11 Futures Contracts (Aggregate Value of Contracts $6,013,224)	205	1,913,293
December 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $42,920,150)	455	1,780,275
February 2011 Live Cattle Futures Contracts (Aggregate Value of Contracts $70,986,040)	1,636	1,372,080

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 9

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
MANAGED FUTURES STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

February 2011 Gold 100 Oz Futures Contracts (Aggregate Value of Contracts $67,156,540)	473	$1,317,626
February 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $36,500,000)	400	1,222,950
July 2011 Soybean Futures Contracts (Aggregate Value of Contracts $18,702,375)	265	853,137
April 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $18,556,000)	200	704,030
March 2011 Natural Gas Futures Contracts (Aggregate Value of Contracts $53,188,500)	1,202	683,125
March 2011 Cocoa Futures Contracts (Aggregate Value of Contracts $20,858,700)	690	(86,085)
March 2011 Cotton #2 Futures Contracts (Aggregate Value of Contracts $20,635,425)	285	(328,591)

(Total Aggregate Value of Contracts $1,041,115,688)		$73,421,686

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2011 Swiss Franc Futures Contracts (Aggregate Value of Contracts $42,190,313)	315	$1,952,349
March 2011 Australian Dollar Futures Contracts (Aggregate Value of Contracts $41,582,200)	410	1,362,643
March 2011 Japanese Yen Currency Futures Contracts (Aggregate Value of Contracts $251,162,625)	1,630	1,048,048
March 2011 Canadian Dollar Currency Futures Contracts (Aggregate Value of Contracts $20,588,150)	205	214,071

(Total Aggregate Value of Contracts $355,523,288)		$4,577,111

FUTURES CONTRACTS SOLD SHORT†
March 2011 U.S. Long Bond Futures Contracts (Aggregate Value of Contracts $158,111,406)	1,295	$3,039,497
March 2011 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $156,568,750)	1,300	2,292,312

(Total Aggregate Value of Contracts $314,680,156)		$5,331,809

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2011 British Pound Currency Futures Contracts (Aggregate Value of Contracts $104,184,563)	1,070	$718,183
March 2011 Euro Currency Futures Contracts (Aggregate Value of Contracts $272,751,825)	1,633	(1,210,621)

(Total Aggregate Value of Contracts $376,936,388)		$(492,438)

†	Value determined based on Level 1 inputs — See Note 7.

††	Value determined based on Level 2 inputs — See Note 7.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[3]	Repurchase Agreements — See Note 6.

[4]	Structured Notes are leveraged, providing an exposure to the underlying benchmark greater than the face amount. The total exposure to the Benchmark is $294,521,461 as of December 31, 2010 — See Note 2.

10 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$1,845,943,910
Repurchase agreements, at value	397,090,859

Total investments	2,243,034,769
Segregated cash with broker	86,630,000
Receivables:
Variation margin	12,926,476
Fund shares sold	7,640,506
Interest	377,960

Total assets	2,350,609,711

Liabilities:
Payable for:
Fund shares redeemed	4,523,078
Management fees	1,696,935
Custodian fees	63,446
Transfer agent/maintenance fees	464,149
Distribution and service fees	508,476
Portfolio accounting fees	85,228
Licensing fees	2,398,330
Other	1,222,531

Total liabilities	10,962,173

Net assets	$2,339,647,538

Net assets consist of:
Paid in capital	$2,344,987,407
Accumulated net investment loss	(1,952,194)
Accumulated net realized loss on investments	(92,016,460)
Net unrealized appreciation on investments	88,628,785

Net assets	$2,339,647,538

A-Class:
Net assets	$657,317,204
Capital shares outstanding	25,497,164
Net asset value per share	$25.78

Maximum offering price per share†	$27.07

C-Class:
Net assets	$158,628,350
Capital shares outstanding	6,334,243
Net asset value per share	$25.04

H-class:
Net assets	$1,199,718,476
Capital shares outstanding	46,538,427
Net asset value per share	$25.78

Institutional Class:
Net assets	$134,732,778
Capital shares outstanding	5,214,966
Net asset value per share	$25.84

Y-Class:
Net assets	$189,250,730
Capital shares outstanding	7,323,999
Net asset value per share	$25.84

Investments, at cost	$1,840,153,293
Repurchase agreements, at cost	397,090,859

Total cost	$2,237,244,152

†	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$6,853,438

Total investment income	6,853,438

Expenses:
Management fees	21,730,946
Transfer agent and administrative fees	5,567,658
Distribution and Service Fees:
A-Class	1,599,233
C-Class	1,904,728
H-Class	3,228,581
Portfolio accounting fees	1,006,871
Trustees’ fees*	352,075
Licensing	7,590,469
Miscellaneous	3,764,079

Total expenses	46,744,640
Less:
Expenses waived by Advisor	(1,566,478)

Net expenses	45,178,162

Net investment loss	(38,324,724)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(30,211,270)
Futures contracts	(144,389,796)
Written options	3,100,808

Net realized loss	(171,500,258)

Net change in unrealized appreciation (depreciation) on:
Investments	12,097,831
Futures contracts	97,670,959

Net change in unrealized appreciation (depreciation)	109,768,790

Net realized and unrealized loss	(61,731,468)

Net decrease in net assets resulting from operations	$(100,056,192)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 11

MANAGED FUTURES STRATEGY FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(38,324,724)	$(28,587,793)
Net realized loss on investments	(171,500,258)	(31,498,750)
Net change in unrealized appreciation (depreciation) on investments	109,768,790	(22,420,846)

Net decrease in net assets resulting from operations	(100,056,192)	(82,507,389)

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares
A-Class	485,582,420	611,325,857
C-Class	40,999,773	161,271,111
H-Class	960,389,258	1,313,253,028
Institutional Class	182,226,513 [a]	—
Y-Class	190,029,572 [b]	—
Redemption fees collected
A-Class	28,588	56,863
C-Class	8,912	22,494
H-Class	61,071	146,000
Institutional Class	630 [a]	—
Y-Class	1,414 [b]	—
Cost of shares redeemed
A-Class	(437,708,691)	(254,647,105)
C-Class	(95,737,261)	(52,321,662)
H-Class	(1,154,326,809)	(629,429,517)
Institutional Class	(54,999,816)[a]	—
Y-Class	(7,119,708)[b]	—

Net increase from capital share transactions	109,435,866	1,149,677,069

Net increase in net assets	9,379,674	1,067,169,680

Net assets:
Beginning of year	2,330,267,864	1,263,098,184

End of year	$2,339,647,538	$2,330,267,864

Accumulated net investment loss at end of year	$(1,952,194)	$(1,951,889)

Capital share activity:
Shares sold
A-Class	19,219,855	22,459,832
C-Class	1,645,586	6,015,658
H-Class	37,857,879	48,159,135
Institutional Class	7,456,715 [a]	—
Y-Class	7,609,399 [b]	—
Shares redeemed
A-Class	(17,446,752)	(9,398,101)
C-Class	(3,901,911)	(1,967,210)
H-Class	(46,102,418)	(23,279,169)
Institutional Class	(2,241,749)[a]	—
Y-Class	(285,400)[b]	—

Net increase in shares	3,811,204	41,990,145

[a]	Since the commencement of operations: May 3, 2010.

[b]	Since the commencement of operations: March 29, 2010.

12 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND
FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock outstanding.

	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	March 31,	March 31,
A-Class	2010[h]	2009[h]	2008[g,h]	2008	2007[a]

Per Share Data
Net asset value, beginning of period	$26.81	$28.04	$28.26	$25.03	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.41)	(.39)	(—)[f]	.57	.09
Net gain (loss) on investments (realized and unrealized)	(.62)	(.84)	.83	2.64	(.06)

Total from investment operations	(1.03)	(1.23)	.83	3.21	.03

Less distributions from:
Net investment income	—	—	(.57)	—	—
Net realized gains	—	—	(.50)	(—)[f]	—

Total distributions	—	—	(1.07)	(—)[f]	—

Redemption fees collected	— [f]	— [f]	.02	.02	— [f]

Net asset value, end of period	$25.78	$26.81	$28.04	$28.26	$25.03

Total Return[c]	(3.84%)	(4.39%)	2.96%	12.92%	0.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$657,317	$636,083	$298,987	$128,744	$23,655

Ratios to average net assets:
Net investment income (loss)	(1.66%)	(1.42%)	(0.02%)[i]	2.15%	2.06%[i]
Total expenses	2.04%	2.16%	1.77%[i]	1.72%	1.81%[i]
Net expenses[d]	1.97%	2.05%	1.77%[i]	1.72%	1.81%[i]
Operating expenses[e]	1.97%	2.05%	1.75%[i]	1.69%	1.81%[i]

Portfolio turnover rate	148%	125%	74%	154%	20%

	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	March 31,	March 31,
C-Class	2010[h]	2009[h]	2008[g,h]	2008	2007[a]

Per Share Data

Net asset value, beginning of period	$26.24	$27.65	$28.04	$25.02	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.59)	(.58)	(.16)	.35	.05
Net gain (loss) on investments (realized and unrealized)	(.61)	(.83)	.82	2.65	(.03)

Total from investment operations	(1.20)	(1.41)	.66	3.00	.02

Less distributions from:
Net investment income	—	—	(.57)	—	—
Net realized gains	—	—	(.50)	(—)[f]	—

Total distributions	—	—	(1.07)	(—)[f]	—

Redemption fees collected	— [f]	— [f]	.02	.02	— [f]

Net asset value, end of period	$25.04	$26.24	$27.65	$28.04	$25.02

Total Return[c]	(4.57%)	(5.10%)	2.37%	12.08%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,628	$225,416	$125,601	$46,005	$2,703

Ratios to average net assets:
Net investment income (loss)	(2.41%)	(2.17%)	(0.78%)[i]	1.30%	1.15%[i]
Total expenses	2.79%	2.92%	2.51%[i]	2.48%	2.60%[i]
Net expenses[d]	2.72%	2.81%	2.51%[i]	2.48%	2.60%[i]
Operating expenses[e]	2.72%	2.81%	2.49%[i]	2.45%	2.60%[i]

Portfolio turnover rate	148%	125%	74%	154%	20%

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 13

MANAGED FUTURES STRATEGY FUND
FINANCIAL HIGHLIGHTS (continued)
Selected data for each share of capital stock outstanding.

	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	March 31,	March 31,
H-Class	2010[h]	2009[h]	2008[g,h]	2008	2007[a]

Per Share Data
Net asset value, beginning of period	$26.81	$28.04	$28.26	$25.03	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.42)	(.38)	(.01)	.58	.09
Net gain (loss) on investments (realized and unrealized)	(.61)	(.85)	.84	2.63	(.06)

Total from investment operations	(1.03)	(1.23)	.83	3.21	.03

Less distributions from:
Net investment income	—	—	(.57)	—	—
Net realized gains	—	—	(.50)	(—)[f]	—

Total distributions	—	—	(1.07)	(—)[f]	—

Redemption fees collected	— [f]	— [f]	.02	.02	— [f]

Net asset value, end of period	$25.78	$26.81	$28.04	$28.26	$25.03

Total Return[c]	(3.84%)	(4.39%)	2.96%	12.92%	0.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,199,718	$1,468,770	$838,511	$322,673	$45,781

Ratios to average net assets:
Net investment income (loss)	(1.66%)	(1.41%)	(0.03%)[i]	2.17%	2.19%[i]
Total expenses	2.04%	2.16%	1.77%[i]	1.73%	1.77%[i]
Net expenses[d]	1.97%	2.05%	1.77%[i]	1.73%	1.77%[i]
Operating expenses[e]	1.97%	2.05%	1.75%[i]	1.70%	1.77%[i]

Portfolio turnover rate	148%	125%	74%	154%	20%

14 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

MANAGED FUTURES STRATEGY FUND
FINANCIAL HIGHLIGHTS (concluded)
Selected data for each share of capital stock outstanding.

	Period Ended	Period Ended
	December 31,	December 31,
	2010[a,h]	2010[a,h]
	Institutional Class	Y-Class

Per Share Data
Net asset value, beginning of period	$25.58	$25.74

Income (loss) from investment operations:
Net investment loss[b]	(.23)	(.26)
Net gain on investments (realized and unrealized)	.49	.36

Total from investment operations	.26	.10

Redemption fees collected	— [f]	— [f]

Net asset value, end of period	$25.84	$25.84

Total Return[c]	0.98%	0.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134,733	$189,251

Ratios to average net assets:
Net investment loss	(1.41%)	(1.36%)
Total expenses	1.78%	1.73%
Net expenses[d]	1.72%	1.67%

Portfolio turnover rate	148%	148%

[a]	Since commencement of operations: March 2, 2007 — A-Class, C-Class, H-Class; March 29, 2010 — Y-Class; May 3, 2010 — Institutional Class.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Net expense information reflects the expense ratios after expense waivers, as applicable.

[e]	Operating expenses exclude short dividends expense.

[f]	Less than $0.01 per share.

[g]	The Fund changed its fiscal year end from March 31 to December 31 in 2008.

[h]	Consolidated.

[i]	Annualized.

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Organization, Consolidation of Subsidiary and Significant Accounting Policies
Organization
The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers eight separate classes of shares, Investor Class shares, Advisor Class shares, Investor 2 Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares and Institutional Class shares. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Sales of shares of each Class are made without a sales charge at the NAV, with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front end sales charge but have a 1% CDSC if shares are redeemed within 18 months of purchase.
At December 31, 2010, the Trust consisted of fifty-nine separate Funds. This report covers the Managed Futures Strategy Fund (the “Fund”). Only A-Class, C-Class, H-Class, Y-Class and Institutional Class shares have been issued by the Fund.
Security Global Investors (“SGI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. SGI, RFS and RDL are affiliated entities.
Consolidation of Subsidiary
The consolidated financial statements include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant intercompany accounts and transactions have been eliminated in consolidation for the Fund.
The Fund may invest up to 25% of its total assets in the Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.
A summary of the Fund’s investment in the Subsidiary is as follows:

		Subsidiary	% of Total
	Inception	Net Assets at	Net Assets at
	Date of	December 31,	December 31,
	Subsidiary	2010	2010

Managed Futures Strategy Fund	05/01/08	$248,994,237	10.64%
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-Counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Debt securities with a maturity greater than 60 days at the time of purchase are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a security is valued at the reported bid price at the close of business. Short-term debt securities with a maturity of 60 days or less at the time of purchase and repurchase agreements are valued at amortized cost, which approximates market value.
Structured notes are valued in accordance with the terms of their agreement at the value of the underlying index close, usually 4:00 p.m., adjusted for any interest accruals and financing charges. If the securities comprising the
16  |  the RYDEX | SGI series funds annual report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
underlying index cease trading before the Fund’s close of business, the index will be fair valued with the use of an appropriate market indicator.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.
B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Fund invests in structured notes, which are over-the-counter contracts linked to the performance of an underlying benchmark such as interest rates, equity markets, equity indices, commodities indices, corporate credits or foreign exchange markets. A structured note is a type of bond in which an issuer borrows money from investors and pays back the principal, adjusted for performance of the underlying benchmark, at a specified maturity date. In addition, the contract may require periodic interest payments. Structured notes are used to obtain exposure to a market without owning or taking physical custody of securities or commodities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Coupon payments are recorded as income while net payments are recorded as net realized gains or losses.
E. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.
F. The Fund may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts.
G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees related to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to such Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.
H. Throughout the normal course of business, the Fund enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
I. The Fund invests in options to gain index exposure. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than
the RYDEX | SGI series funds annual report  |  17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid. When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
J. The Fund invests in futures for liquidity and to gain index exposure. The Fund invests in stock or bond index futures, commodity futures, currency futures, or a combination of the four. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Fund deposits and maintains collateral such as initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and is recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
2. Financial Instruments
As part of its investment strategy, the Fund utilized a variety of derivative instruments, including structured notes, options, futures, and options on futures. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.
There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
In conjunction with the use of options, futures, and options on futures, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of structured notes, options, futures contracts, and options on futures contracts, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established strict counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3. Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
During the year ended December 31, 2010, the Fund sought to gain exposure to its benchmark by investing in commodity, currency, and financial-linked derivative instruments, including options, futures and options on futures. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Fund’s net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives:

Approximate percentage of Fund’s
Fund	net assets on a daily basis

Managed Futures Strategy Fund	90%
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivatives	Liability Derivatives

Currency/Commodity/Interest rate contracts	Variation margin	Variation margin
Investments, at value
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2010:

Asset Derivative Investments Value
Purchased
	Commodity	Futures	Futures	Futures
	Options	Currency	Commodity	Interest Rate	Total Value at
Fund	Contracts	Contracts*	Contracts*	Contracts*	December 31, 2010

Managed Futures Strategy Fund	$178,500	$5,295,294	$73,836,362	$5,331,809	$84,641,965

Liability Derivative Investments Value
	Futures	Futures	Futures
	Currency	Commodity	Interest Rate	Total Value at
Fund	Contracts*	Contracts*	Contracts*	December 31, 2010

Managed Futures Strategy Fund	$1,210,621	$414,676	$—	$1,625,297

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2010:

Derivative Investment Type	Type Location of Gain (Loss) on Derivatives

Currency/Commodity/Interest rate contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on written options
Net realized gain (loss) on investments
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on investments
The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2010:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
	Written	Purchased	Futures	Futures	Futures
	Options	Options	Currency	Commodity	Interest Rate
Fund	Contracts*	Contracts**	Contracts	Contracts	Contracts	Total

Managed Futures Strategy Fund	$3,100,808	$(8,668,065)	$(45,700,861)	$(80,350,468)	$(18,338,467)	$(149,957,053)
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Purchased
	Written	Commodity	Futures	Futures	Futures
	Options	Options	Currency	Commodity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Managed Futures Strategy Fund	$—	$(1,129,197)	$38,751,984	$41,947,717	$16,971,258	$96,541,762

*	The written option contracts realized gain recognized in the Statement of Operations for Currency, Commodity, and Interest Rate contracts are $497,559, $1,719,724, and $883,525, respectively.

**	The purchased option contracts realized gain/(loss) recognized in the Statement of Operations for Currency, Commodity, and Interest Rate contracts are $(6,818,498), $(2,156,639), and $307,072, respectively.
4. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Fund pays SGI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets. RFS provides transfer agent and administrative services to the Fund calculated at an annualized rate of 0.25% of the average daily net assets.
SGI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to SGI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by SGI unless SGI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2011.
RFS also provides accounting services to the Fund for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million.
RFS engages external service providers to perform other necessary services for the Fund, such as accounting and audit related services, legal services, custody, printing and mailing, etc., on a pass through basis. Such expenses are allocated to the Fund based on relative net assets. Organizational and setup costs for new funds are paid by the Trust.
The Trust has adopted a Distribution Plan applicable to its A-Class shares and H-Class shares for which RDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees.
The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses RDL for paying the shareholder’s financial advisor an ongoing sales commission. RDL advances the first year’s service and distribution fees to the Financial Advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.
For the period ended December 31, 2010, RDL retained sales charges of $666,458 relating to sales of A-Class shares of the Trust.
Certain officers and trustees of the Trust are also officers of SGI, RFS and RDL.
5. Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no Federal income tax provision has been recorded.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (fiscal years 2007 – 2010), and has concluded that no provision for income tax was required in the Fund’s financial statements.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income it receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period, expired capital loss carryforward, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
The tax character of distributions paid during the year ended December 31, 2010, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Managed Futures Strategy Fund	$—	$—	$—
The tax character of distributions paid during the period ended December 31, 2009, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Managed Futures Strategy Fund	$—	$—	$—
The tax character of distributable earnings/(accumulated losses) at December 31, 2010, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward

Managed Futures Strategy Fund	$—	$—	$77,260,108	$(60,039,633)[1]
Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

			Total
	Expires in	Expires in	Capital Loss
Fund	2017	2018	Carryforward

Managed Futures Strategy Fund	$(17,166,210)	$(42,873,423)	$(60,039,633)
At December 31, 2010, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Managed Futures Strategy Fund	$2,239,196,347	$5,558,441	$(1,720,019)	$3,838,422
Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the period ended December 31, 2010, the following amount of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Fund	Capital Loss

Managed Futures Strategy Fund	$(22,560,344)
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Repurchase Agreements
The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at December 31, 2010, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

HSBC Group	0.16% due 01/03/11	$533,000,000	$533,000,000	$533,002,369
Morgan Stanley	0.06% due 01/03/11	300,000,000	300,000,000	300,000,500
Mizuho Financial Group, Inc.	0.13% due 01/03/11	212,853,000	212,853,000	212,853,768
Deutsche Bank	0.15% due 01/03/11	150,000,000	150,000,000	150,000,625
Credit Suisse Group	0.10% due 01/03/11	138,517,744	138,517,744	138,518,129

			$1,334,370,744	$1,334,375,391

At December 31, 2010, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	03/31/12–11/15/19	1.00% – 3.38%	$792,706,900	$806,342,128
U.S. Treasury Bonds	08/15/20–02/15/21	7.88% – 8.75%	148,484,800	217,110,061
U.S. Tip Bond	04/15/29	3.88%	109,433,900	194,452,137
U.S. Tip Note	07/15/19	1.88%	99,834,900	111,547,898
U.S. Treasury Bill	11/17/11	0.00%	31,618,800	31,606,152

				$1,361,058,376

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
7. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:
Level 1 —	quoted prices in active markets for identical investments.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Fund’s net assets at December 31, 2010:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
Fund	In Securities	Instruments*	In Securities	In Securities	Total

Assets
Managed Futures Strategy Fund	$—	$83,016,668	$2,242,856,269	$—	$2,325,872,937

Liabilities
Managed Futures Strategy Fund	—	—	—	—	—

*	Other financial instruments may include forward foreign currency contracts, futures, which are reported as unrealized gain/loss at period end.
The Fund adopted updated provisions surrounding fair value measurements and disclosures effective January 1, 2010. This update applies to the Fund’s disclosures about transfers in and out of all Levels of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.
For the year ended December 31, 2010, there were no significant transfers between Levels.
8. Call Options Written
Transactions in options written during the year ended December 31, 2010, were as follows:

Managed Futures Strategy Fund Written Call Options
	Number of	Premium
	Contracts	Amount

Balance at December 31, 2009	—	$—
Options written	4,150	4,498,470
Options terminated in closing purchase transactions	(1,550)	(2,239,006)
Options expired	(2,600)	(2,259,464)
Options exercised	—	—

Balance at December 31, 2010	—	$—

Managed Futures Strategy Fund Written Put Options
	Number of	Premium
	Contracts	Amount

Balance at December 31, 2009	—	$—
Options written	1,300	1,573,660
Options terminated in closing purchase transactions	(332)	(890,959)
Options expired	(968)	(682,701)
Options exercised	—	—

Balance at December 31, 2010	—	$—
9. Securities Transactions
For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

Managed Futures
Strategy Fund

Purchases	$441,222,400
Sales	$426,490,076
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)
10. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2011. As of and for the period ended December 31, 2010, the Fund did not have any outstanding borrowings under this agreement.
11. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors, LLC (formerly PADCO Advisors, Inc.), the Funds’ investment advisor (the “Investment Advisor”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Fund or any increase in fees. The Purchase Transaction closed on July 30, 2010.
Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Fund’s investment advisory agreement with the Investment Advisor (the “Previous Agreement”). A new investment advisory agreement (“New Agreement”) was approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreement are substantially identical to the Previous Agreement, except with respect to the date of execution.
12. Distributor and Transfer Agent Change
Effective July 30, 2010, the Fund’s Distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Fund’s transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.
13. Subsequent Events
Effective January 3, 2011, Rydex Advisors, LLC, the Fund’s investment advisor was merged with and into Security Investors, LLC, which operates under the name SGI.
The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Fund, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Fund also will remain the same.
In order to implement the restructuring, technical amendments were made to the Fund’s investment advisory agreement with Rydex Advisors, LLC, in order to reflect the change of the identity of the investment adviser. No other changes were made to the investment advisory agreement of the Fund, and the fees and expenses of the Fund will remain the same.
24  |  the RYDEX | SGI series funds annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
To the Board of Trustees and Shareholders
of Rydex Series Funds:
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Managed Futures Strategy Fund (one of the series constituting the Rydex Series Funds) (the “Fund”) as of December 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein (consolidated for the periods ended December 31, 2010, 2009 and 2008). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Managed Futures Strategy Fund series of the Rydex Series Funds at December 31, 2010, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein (consolidated for the periods ended December 31, 2010, 2009 and 2008), in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 28, 2011
the RYDEX | SGI series funds annual report  |  25

OTHER INFORMATION (Unaudited)
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Change of Address
Effective January 17, 2011, the RYDEX | SGI office moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Trust’s Board of Trustees held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory agreement applicable to the series of the Trust (the “Funds”), the Trust’s Board of Trustees, including the Independent Trustees, unanimously approved the continuation for a two-year period the investment advisory agreement between the Trust and Rydex Advisors, LLC (formerly, PADCO Advisors, Inc., and referred to herein as “Rydex”). In reaching this conclusion, the Trustees requested and obtained from Rydex such information as the Trustees deemed reasonably necessary to evaluate the proposed renewal of the agreement. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
In considering the approval of the investment advisory agreements, the Independent Trustees evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by Rydex; (2) the investment performance of the Funds and Rydex; (3) the costs of services provided by Rydex and the profits derived by Rydex from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to Rydex and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) other factors the Board deemed to be relevant. The Board also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Trustees by their independent legal counsel and the Trustees’ own business judgment, to be relevant. Following its review, the Trust’s Board determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. The Board of Trustees concluded that Rydex is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, Rydex’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by Rydex, the professional qualifications and experience of Rydex and Rydex’s investment and management oversight processes. The Trustees also determined that Rydex proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. With respect to the Funds, the Trustees concluded on the basis of information compiled by Morningstar that Rydex had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.
26  |  the RYDEX | SGI series funds annual report

OTHER INFORMATION (Unaudited)(concluded)
•	The cost of advisory services provided and the level of profitability. On the basis of the Board’s review of the fees to be charged by Rydex for investment advisory and other services, and the estimated profitability of Rydex’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Rydex’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and Rydex and its affiliates. On the basis of comparative information compiled by Morningstar, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•	Whether the advisory fees reflect economies of scale. The Trustees concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for Rydex and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should fund assets grow meaningfully, the Trustees determined that the investment advisory fees payable by the funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and Rydex’s estimated profitability at current or foreseeable asset levels. The Trustees also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Rydex in the future.
the RYDEX | SGI series funds annual report  |  27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)
A Board of Trustees oversees the Trust, as well as other trusts of SGI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Security Global Investors, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret	Rydex Series Funds – 1997	150
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	150
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	150
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	150
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	150
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	150
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	150
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine
28  |  the RYDEX | SGI series funds annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)
EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nikolaos Bonos* Vice President and Treasurer (1963)	Senior Vice President, Security Investors, LLC and Vice President, Security Benefit Asset Management Holdings, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010-2011); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney Catalucci* Chief Compliance Officer and Secretary (1966)	Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010-2011); Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present) Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)
the RYDEX | SGI series funds annual report  |  29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)
EXECUTIVE OFFICERS — (concluded)

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Vice President, Security Investors, LLC (2010 to present); Senior Global Investors, LLC (2010-2011); Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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805 King Farm Boulevard, Suite 600
Rockville, MD 20850
www.rydex-sgi.com
800-820-0888
RMFSF–ANN–1210x1211

DECEMBER 31, 2010

RYDEX SERIES FUNDS ANNUAL REPORT

ALTERNATIVE INVESTMENT FUNDS

LONG/SHORT COMMODITIES STRATEGY FUND

MULTI-HEDGE STRATEGIES FUND

SPECIALTY FUND

COMMODITIES STRATEGY FUND

RYDEX | SGI

SECURITY GLOBAL INVESTORS℠

DECEMBER 31 2010RYDEX SERIES FUNDS ANNUAL REPORTALTERNATIVE INVESTMENT FUNDSLONG/SHORT COMMODITIES STRATEGY FUNDMULTI-HEDGE STRATEGIES FUNDSPECIALTY FUNDCOMMODITIES STRATEGY FUND

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

ALTERNATIVE INVESTMENT FUNDS

LONG/SHORT COMMODITIES STRATEGY FUND	6

MULTI-HEDGE STRATEGIES FUND	16

SPECIALTY FUND

COMMODITIES STRATEGY FUND	34

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52

OTHER INFORMATION	53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	55

the RYDEX | SGI series funds annual report  |  1

LETTER TO OUR SHAREHOLDERS
DEAR SHAREHOLDER,
The U.S. economy continued a second year of recovery in 2010, but soft employment and housing markets combined to keep growth tepid. The consensus forecast for U.S. GDP growth was 2.8%, but a consumer spending rally may be needed for it to do better in 2011. Along with better economic reports on retail sales and jobless claims late in 2010, passage of federal legislation to extend Bush-era tax cuts and roll out new stimulus measures boosted equity markets, and prompted many economists to raise growth forecasts for 2011 to 3.5% or higher. Markets were also affected by a change in control of the House of Representatives and a renewed focus on cutting government spending and dealing with the budget deficit.
The U.S. Federal Reserve was responsible for much of the investor optimism that flowed through 2010, slowed only at mid-year by debt problems in Europe and the fading effects of U.S. government stimulus spending that played into fears of a double-dip recession. Concerns that the economy was not growing fast enough to lower an unemployment rate seemingly stuck at more than 9% led the U.S. central bank to signal in August that it would embark on a second round of bond buying in an attempt to keep long-term rates low enough to entice borrowers and spur economic activity. Although critics said such quantitative easing could flame inflation or lead to another asset bubble, the expectation of up to $600 billion in purchases corresponded with a third-quarter stock-market rally, which picked up more steam after the purchases actually began in November. Inflation turned out to be tame in 2010, with prices rising just 1.1%.
Government efforts to support the economy were a plug for stocks in 2010, as markets were carried to highs last seen more than two years ago—just before the collapse of Lehman Brothers. U.S. equity markets were up by double digits in 2010. The NASDAQ Composite Index* led major indices, up 17%, while the Dow Jones Industrial Average Index* and S&P 500® Index* were up 14% and 15%, respectively. The sweet spot was small cap stocks, often a leader in economic recoveries, and the Russell 2000® Index* was up 27%. Stocks in the consumer discretionary and industrials sectors, which benefited from exposure to awakening consumers as well as emerging markets and commodities, were up the most, 26% and 23% respectively, while the health care sector provided the weakest return at less than 1%.
Markets around the globe also benefited from the flood of cash unleashed by the U.S. Federal Reserve. Those in many European countries rose despite sovereign debt problems, with the broad STOXX Europe 600 Index* finishing up 9%. Strong economic recovery in Asia benefited markets from Indonesia to South Korea, although the region’s two largest economies, Japan and China, finished the year lower.
Yield-hungry fixed-income investors increasingly took on credit risk over the year, which was reflected in good performance across most sectors. Expectations about too-fast economic growth and possibly a tick up in inflation in the next few quarters prompted a late-year selloff in Treasuries. Although the Fed kept interest rates on hold all year, the yield on Treasuries rose, affecting mortgage rates, which unfortunately came at a time when reports were indicating that house prices continue to fall and a glut of foreclosures may hit the market over the next few years. Still, Treasuries performed well over the year, as fears of a double-dip recession and European debt woes eased. Among the best returns for the year: bonds in the U.S. intermediate high yield space and emerging market bonds. The Barclays Capital U.S. Aggregate Bond Index* returned about 6.5%.
Driven by demand from China and other fast-growing countries, commodities performed strongly in 2010, as investors appeared to be either encouraged by global recovery or worried about inflation. The Dow Jones-UBS Commodity Index* was up almost 17%; indicative of the strength of the raw materials rally was a record high price for copper and gold. While the metals and agriculture sub-indices were higher over the year, the energy index was lower. Oil finished 2010 around $91, rising about 15%.
The dollar gained on the euro in 2010, reflecting concern about Europe’s crisis in sovereign debt. The dollar weakened against many other currency counterparts around the world, falling most against the yen, as investors coped with record-low rates by searching for higher-yielding assets.

2  |  the RYDEX | SGI series funds annual report

LETTER TO OUR SHAREHOLDERS (concluded)
Many economists are calling for recovery to continue in 2011. Some feel there is a chance the economy could overheat, based on continued Fed intervention, causing a spike in interest rates, choking off recovery. Others view high levels of government and consumer debt as weights that could restrain the expansion, with growth insufficient to bring down unemployment. U.S. consumers are vital to a robust global recovery and their improving household incomes and debt burdens, along with rising global profits, should benefit many global regions. Stronger performance is forecast for emerging markets compared with developed economies, which are still shoring up their finances. In the fixed income market, strong corporate balance sheets and a low default rate should combine to further compress spreads, and position credit to outperform government paper in the year ahead.
Whether helping hedge or augment exposures to the equity or fixed-income markets, or introducing alternative assets and strategies to portfolios for overall diversification1, our products are designed for a range of investment scenarios. Rydex|SGI is pleased to help investors navigate uncertain markets, and we appreciate the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer

[1]	Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

*	Indices are defined as follows:
Standard & Poor’s 500 Index (S&P 500) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
NASDAQ Composite Index — a capitalization-weighted index of more than 3,000 companies listed on the NASDAQ Stock Market.
The Dow Jones Industrial Average Index (DJIA) — a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
The Dow Jones-UBS Commodity Index aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities. The index represents 19 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification. Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888
The funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global InvestorsSM and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

the RYDEX | SGI series funds annual report  |  3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2010 and ending December 31, 2010.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Certain retirement plans such as IRA, SEP, Roth IRA and 403(b), Rydex prototype money purchase plan and profit sharing plan accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account closing fee will be taken from the proceeds of the redemption.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4  |  the RYDEX | SGI series funds annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2010	December 31, 2010	Period[2]

Table 1. Based on actual Fund return[3]

Long/Short Commodities Strategy Fund
A-Class	1.96%	17.81%	$1,000.00	$1,178.10	$10.77
C-Class	2.71%	17.39%	1,000.00	1,173.90	14.86
H-Class	1.96%	17.81%	1,000.00	1,178.10	10.77
Institutional Class	1.71%	17.99%	1,000.00	1,179.90	9.41
Y-Class	1.66%	18.02%	1,000.00	1,180.20	9.15

Multi-Hedge Strategies Fund
A-Class	4.94%	7.71%	1,000.00	1,077.10	25.86
C-Class	5.71%	7.27%	1,000.00	1,072.70	29.83
H-Class	5.04%	7.70%	1,000.00	1,077.00	26.39
Institutional Class	5.03%	7.85%	1,000.00	1,078.50	26.36

Commodities Strategy Fund
A-Class	1.58%	22.92%	1,000.00	1,229.20	8.89
C-Class	2.33%	22.54%	1,000.00	1,225.40	13.08
H-Class	1.58%	22.91%	1,000.00	1,229.10	8.90

Table 2. Based on hypothetical 5% return (before expenses)

Long/Short Commodities Strategy Fund
A-Class	1.96%	5.00%	$1,000.00	$1,015.32	$9.97
C-Class	2.71%	5.00%	1,000.00	1,011.53	13.75
H-Class	1.96%	5.00%	1,000.00	1,015.32	9.97
Institutional Class	1.71%	5.00%	1,000.00	1,016.58	8.70
Y-Class	1.66%	5.00%	1,000.00	1,016.81	8.46

Multi-Hedge Strategies Fund
A-Class	4.94%	5.00%	1,000.00	1,000.31	24.90
C-Class	5.71%	5.00%	1,000.00	996.42	28.74
H-Class	5.04%	5.00%	1,000.00	999.80	25.41
Institutional Class	5.03%	5.00%	1,000.00	999.84	25.36

Commodities Strategy Fund
A-Class	1.58%	5.00%	1,000.00	1,017.23	8.05
C-Class	2.33%	5.00%	1,000.00	1,013.45	11.84
H-Class	1.58%	5.00%	1,000.00	1,017.23	8.05

[1]	This ratio represents annualized Net Expenses, which include dividend and interest expense from securities sold short. Excluding short dividend expense and prime broker interest expense, the operating expense ratio would be 3.51%, 3.53%, 3.61% and 3.85% lower in the Multi-Hedge Strategies Fund for the A-Class, C-Class, H-Class and Institutional Class, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2010 to December 31, 2010.

the RYDEX | SGI series funds annual report  |  5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
LONG/SHORT COMMODITIES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark that measures trends in the commodity futures markets on a daily basis. The Fund’s current benchmark is the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (the “underlying index” or the “C-IGAR Sigma”).
Inception: June 25, 2009
For the one-year period ended December 31, 2010, the Fund’s H-Class returned 15.51%, compared with 20.34% for its benchmark, the C-IGAR Sigma Index. Natural gas, nickel and copper were among the commodities which provided the most performance to the index during the year. Gasoline, lead and Brent crude were among the commodities which detracted from performance during the year. At year end, seven components were long and one component was short. The long components were gasoline, corn, soybean, gold, silver, nickel and copper. The only short component at year end was natural gas.
Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	June 25, 2009
C-Class	June 25, 2009
H-Class	June 25, 2009
Institutional Class	May 3, 2010
Y-Class	March 29, 2010
The Fund invests principally in commodity-linked derivative instruments, including futures and options on futures.

6  |  the RYDEX | SGI series funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
LONG/SHORT COMMODITIES STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED 12/31/10

	A-Class				C-Class
	(06/25/09)				(06/25/09)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION

LONG SHORT COMMODITIES STRATEGY FUND	15.51%	10.02%	7.25%	3.86%	14.70%	13.70%	6.43%
S&P 500 INDEX	15.06%	15.06%	25.38%	25.38%	15.06%	15.06%	25.38%
C-IGAR SIGMA LONG-SHORT
TOTAL RETURN INDEX	20.34%	20.34%	13.02%	13.02%	20.34%	20.34%	13.02%

	H-Class		Institutional Class	Y-Class
	(06/25/09)		(05/03/10)	(03/29/10)
	ONE	SINCE	SINCE	SINCE
	YEAR	INCEPTION	INCEPTION	INCEPTION

LONG SHORT COMMODITIES STRATEGY FUND	15.51%	7.23%	5.47%	7.58%
S&P 500 INDEX	15.06%	25.38%	9.33%	11.81%
C-IGAR SIGMA LONG-SHORT
TOTAL RETURN INDEX	20.34%	13.02%	12.27%	14.80%

*	Fund returns are calculated using the maximum sales charge of 4.75%

**	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and C-IGAR Sigma Long-Short Total Return Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class, Institutional Class and Y-Class shares will vary due to differences in fee structure.

the RYDEX | SGI series funds annual report  |  7

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2010
LONG/SHORT COMMODITIES STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 69.4%
Freddie Mac[1]
0.25% due 07/06/11	$25,000,000	$24,977,000
0.26% due 06/21/11	20,000,000	19,984,980
0.19% due 05/31/11	15,000,000	14,991,990
0.23% due 08/16/11	10,000,000	9,987,500
Fannie Mae[1]
0.35% due 04/18/11	25,000,000	24,991,975
0.30% due 03/28/11	15,000,000	14,996,505
0.22% due 07/18/11	15,000,000	14,985,300
0.21% due 10/03/11	5,000,000	4,990,900
Federal Farm Credit Bank[2]
0.44% due 06/16/11	25,000,000	24,981,775
0.23% due 08/10/11	25,000,000	24,969,575
Farmer Mac[2]
0.33% due 12/23/11	20,000,000	19,948,860

Total Federal Agency Discount Notes (Cost $199,702,416)		199,806,360

REPURCHASE AGREEMENTS††,3 - 21.9%
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	25,756,782	25,756,782
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	14,497,251	14,497,251
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	10,285,944	10,285,944
Deutsche Bank issued 12/31/10 at 0.15% due 01/03/11	7,248,625	7,248,625
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	5,144,965	5,144,965

Total Repurchase Agreements (Cost $62,933,567)		62,933,567

Total Investments — 91.3% (Cost $262,635,983)		$262,739,927

Cash & Other Assets, Less Liabilities — 8.7%		24,924,330

Total Net Assets — 100.0%		$287,664,257

		Unrealized
	Contracts	Gain

COMMODITY FUTURES CONTRACTS PURCHASED†
July 2011 Silver Futures Contracts (Aggregate Value of Contracts $23,050,300)	149	$5,199,077
December 2012 LME Copper Futures Contracts (Aggregate Value of Contracts $10,764,000)	48	2,688,882
March 2011 Soybean Futures Contracts (Aggregate Value of Contracts $35,846,650)	511	2,643,840
February 2011 LME Copper Futures Contracts (Aggregate Value of Contracts $22,632,850)	94	1,750,421
March 2011 Silver Futures Contracts (Aggregate Value of Contracts $12,658,750)	82	1,531,597
March 2011 Corn Futures Contracts (Aggregate Value of Contracts $20,348,150)	647	1,097,870
February 2011 LME Nickel Futures Contracts (Aggregate Value of Contracts $32,798,610)	221	854,497
February 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $20,315,790)	199	818,618
February 2011 Gold 100 Oz Futures Contracts (Aggregate Value of Contracts $34,643,120)	244	786,277
July 2011 Corn Futures Contracts (Aggregate Value of Contracts $13,472,000)	421	467,127
December 2011 Corn Futures Contracts (Aggregate Value of Contracts $1,686,000)	60	333,213
April 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $15,157,943)	143	290,993

(Total Aggregate Value of Contracts $243,374,163)		$18,462,412

8 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010
LONG/SHORT COMMODITIES STRATEGY FUND

		Unrealized
	Contracts	Loss

COMMODITY FUTURES CONTRACTS SOLD SHORT†
February 2011 Natural Gas Futures Contracts (Aggregate Value of Contracts $36,021,530)	817	$(355,193)

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[3]	Repurchase Agreements — See Note 7.

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 9

LONG/SHORT COMMODITIES STRATEGY FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$199,806,360
Repurchase agreements, at value	62,933,567

Total investments	262,739,927
Segregated cash with broker	22,436,106
Receivables:
Variation margin	3,132,685
Fund shares sold	204,765
Interest	220

Total assets	288,513,703

Liabilities:
Payable for:
Fund shares redeemed	242,151
Management fees	210,553
Custodian fees	7,992
Transfer agent/maintenance fees	58,487
Distribution and service fees	58,638
Portfolio accounting fees	22,854
Licensing fees	163,138
Other	85,633

Total Liabilities	849,446

Net Assets	$287,664,257

Net assets consist of:
Paid in capital	$292,317,449
Accumulated net investment loss	(22,354,778)
Accumulated net realized loss on investments	(509,577)
Net unrealized appreciation on investments	18,211,163

Net assets	$287,664,257

A-Class:
Net assets	$73,273,835
Capital shares outstanding	2,842,251
Net asset value per share	$25.78

Maximum offering price per share†	$27.07

C-Class:
Net assets	$17,586,686
Capital shares outstanding	690,667
Net asset value per share	$25.46

H-Class:
Net assets	$145,348,595
Capital shares outstanding	5,639,279
Net asset value per share	$25.77

Institutional Class:
Net assets	$51,444,382
Capital shares outstanding	1,993,178
Net asset value per share	$25.81

Y-Class:
Net assets	$10,759
Capital shares outstanding	417
Net asset value per share	$25.83

Investments, at cost	$199,702,416
Repurchase agreements, at cost	62,933,567

Total cost	$262,635,983

†	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$364,219

Total investment income	364,219

Expenses:
Management fees	1,823,679
Transfer agent and administrative fees	428,444
Distribution and service fees:
A-Class	92,942
C-Class	103,403
H-Class	256,324
Portfolio accounting fees	170,624
Trustees’ fees*	34,218
Licensing fees	364,670
Miscellaneous	320,079

Total expenses	3,594,383
Less:
Expenses waived by Advisor	(281,268)

Net expenses	3,313,115

Net investment loss	(2,948,896)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(509,577)
Futures contracts	21,481,085

Net realized gain	20,971,508

Net change in unrealized appreciation (depreciation) on:
Investments	1,294,175
Futures contracts	17,074,970

Net change in unrealized appreciation (depreciation)	18,369,145

Net realized and unrealized gain	39,340,653

Net increase in net assets resulting from operations	$36,391,757

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

10 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

LONG/SHORT COMMODITIES STRATEGY FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

		Period
	Year Ended	Ended
	December 31,	December 31,
	2010	2009[a]

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(2,948,896)	$(352,711)
Net realized gain (loss) on investments	20,971,508	(1,830,317)
Net change in unrealized appreciation (depreciation) on investments	18,369,145	(157,982)

Net increase (decrease) in net assets resulting from operations	36,391,757	(2,341,010)

Distributions To Shareholders From:
Net investment income
A-Class	(5,018,207)	—
C-Class	(1,214,053)	—
H-Class	(9,996,580)	—
Institutional Class	(3,484,459)[c]	—
Y-Class	(744)[b]	—
Return of Capital
A-Class	(72,231)	—
C-Class	(17,475)	—
H-Class	(143,889)	—
Institutional Class	(50,154)[c]	—
Y-Class	(11)[b]	—

Total distributions to shareholders	(19,997,803)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	78,416,596	12,282,484
C-Class	14,909,523	4,115,343
H-Class	98,822,229	83,162,611
Institutional Class	53,230,429 [c]	—
Y-Class	10,000 [b]	—
Redemption fees collected
A-Class	5,788	733
C-Class	1,810	221
H-Class	19,654	3,541
Institutional Class	(1,439)[c]	—
Y-Class	1 [b]	—
Distributions reinvested
A-Class	4,654,207	—
C-Class	1,151,331	—
H-Class	8,968,610	—
Institutional Class	3,315,547 [c]	—
Y-Class	754 [b]	—
Cost of shares redeemed
A-Class	(23,369,509)	(1,279,371)
C-Class	(2,847,332)	(335,218)
H-Class	(41,345,922)[c]	(10,298,930)
Institutional Class	(9,982,378)[b]	—
Y-Class	—	—

Net increase from capital share transactions	185,959,899	87,651,414

Net increase in net assets	202,353,853	85,310,404

Net assets:
Beginning of period	85,310,404	—

End of period	$287,664,257	$85,310,404

Accumulated/(Undistributed) net investment income/(loss) at end of period	$(22,354,778)	$3,745

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 11

LONG/SHORT COMMODITIES STRATEGY FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)

			Period
	Year Ended		Ended
	December 31,		December 31,
	2010		2009[a]

Capital share activity:
Shares sold
A-Class	3,176,483		494,329
C-Class	609,331		165,853
H-Class	4,016,257		3,357,266
Institutional Class	2,259,552	[c]	—
Y-Class	387	[b]	—
Shares issued from reinvestment of distributions
A-Class	186,916		—
C-Class	46,802		—
H-Class	360,330		—
Institutional Class	133,048	[c]	—
Y-Class	30	[b]	—
Shares redeemed
A-Class	(963,784)		(51,693)
C-Class	(117,424)		(13,895)
H-Class	(1,688,642)		(405,932)
Institutional Class	(399,422)[c]		—
Y-Class	—	[b]	—

Net increase in shares	7,619,864		3,545,928

[a]	Since the commencement of operations: June 25, 2009 — A-Class, C-Class and H-Class.

[b]	Since the commencement of operations: March 29, 2010 — Y-Class.

[c]	Since the commencement of operations: May 3, 2010 — Institutional Class.

12 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

LONG/SHORT COMMODITIES STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

		Period
	Year Ended	Ended
	December 31,	December 31,
A-Class	2010[f]	2009[a,b,f]

Per Share Data
Net asset value, beginning of period	$24.07	$25.00

Income (loss) from investment operations:
Net investment loss[c]	(.41)	(.23)
Net gain (loss) on investments (realized and unrealized)	4.07	(.70)

Total from investment operations	3.66	(.93)

Less distributions from:
Net investment income	(1.92)	—
Return of Capital	(.03)	—

Total distributions	(1.95)	—

Redemption fees collected	— [g]	— [g]

Net asset value, end of period	$25.78	$24.07

Total Return[d]	15.51%	(3.72%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,274	$10,654

Ratios to average net assets:
Net investment loss	(1.71)%	(1.74)%
Total expenses	2.09%	1.95%
Net expenses[e]	1.93%	1.84%

Portfolio turnover rate	—	—

		Period
	Year Ended	Ended
	December 31,	December 31,
C-Class	2010[f]	2009[a,b,f]

Per Share Data
Net asset value, beginning of period	$23.97	$25.00

Income (loss) from investment operations:
Net investment loss[c]	(.59)	(.33)
Net gain (loss) on investments (realized and unrealized)	4.03	(.70)

Total from investment operations	3.44	(1.03)

Less distributions from:
Net investment income	(1.92)	—
Return of Capital	(.03)	—

Total distributions	(1.95)	—

Redemption fees collected	— [g]	— [g]

Net asset value, end of period	$25.46	$23.97

Total Return[d]	14.70%	(4.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,587	$3,642

Ratios to average net assets:
Net investment loss	(2.46)%	(2.50)%[h]
Total expenses	2.83%	2.70%[h]
Net expenses[e]	2.67%	2.59%[h]

Portfolio turnover rate	—	—

the RYDEX | SGI series funds annual report  |  13

LONG/SHORT COMMODITIES STRATEGY FUND
FINANCIAL HIGHLIGHTS (continued)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	December 31,	December 31,
H-Class	2010[f]	2009a,b.f

Per Share Data
Net asset value, beginning of period	$24.06	$25.00

Income (loss) from investment operations:
Net investment loss[c]	(.41)	(.23)
Net gain (loss) on investments (realized and unrealized)	4.07	(.71)

Total from investment operations	3.66	(.94)

Less distributions from:
Net investment income	(1.92)	—
Return of Capital	(.03)	—

Total distributions	(1.95)	—

Redemption fees collected	— [g]	— [g]

Net asset value, end of period	$25.77	$24.06

Total Return[d]	15.51%	(3.76)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,349	$71,014

Ratios to average net assets:
Net investment loss	(1.71)%	(1.75)%[h]
Total expenses	2.07%	1.95%[h]
Net expenses[e]	1.91%	1.84%[h]

Portfolio turnover rate	—	—

14  |  the RYDEX | SGI series funds annual report

LONG/SHORT COMMODITIES STRATEGY FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Period Ended
	December 31,	December 31,
	2010[a,b,f]	2010[a,b,f]
	Institutional Class	Y-Class

Per Share Data
Net asset value, beginning of period	$26.39	$25.89

Income (loss) from investment operations:
Net investment loss[c]	(.24)	(.26)
Net gain on investments (realized and unrealized)	1.61	2.15

Total from investment operations	1.37	1.89

Less distributions from:
Net investment income	(1.92)	(1.92)
Return of Capital	(.03)	(.03)

Total distributions	(1.95)	(1.95)

Redemption fees collected	— [g]	— [g]

Net asset value, end of period	$25.81	$25.83

Total Return[d]	5.47%	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,444	$11

Ratios to average net assets:
Net investment loss	(1.45)%[h]	(1.41)%[h]
Total expenses	1.88%[h]	1.79%[h]
Net expenses[e]	1.70%[h]	1.63%[h]

Portfolio turnover rate	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Since commencement of operations: June 25, 2009 — A-Class, C-Class, and H-Class; March 29, 2010 — Y-Class; May 3, 2010 — Institutional Class.

[c]	Net investment loss per share was computed using average shares outstanding throughout the period.

[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Consolidated.

[g]	Less than $.01 per share

[h]	Annualized.

the RYDEX | SGI series funds annual report  |  15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
MULTI-HEDGE STRATEGIES FUND
OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.
Inception: September 19, 2005
2010 was the first full calendar year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation with risk management. The result for 2010 was strong, as the Fund’s H-Class generated a 5.30% return with only 3.5% annualized risk, for a Sharpe ratio approximating 1.5. In addition to generating a strong Sharpe ratio, the Fund generated a correlation of 60% to the S&P 500 over the course of the year.
While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index as its benchmark, which was up 5.19% for the year. Four (global macro, long/short equity, equity market neutral and merger arbitrage) of the five hedged strategies employed by the Fund contributed positive returns to the Fund, while the fifth, fixed-income arbitrage, detracted from performance.
Global macro contributed the most to return, 3.2%, as gains from the trend model were supplemented by gains from a newly introduced relative value model.
Long/short equity contributed the second-most, adding 1.4% to Fund return. The underlying country-rotation, industry-rotation, buy-write and closed end long/short strategies all performed well and contributed approximately equal amounts to return.
Merger arbitrage contributed 0.7% to Fund return. Our implementation of this strategy returned 5.1% with volatility of 1.3%. This return trailed the HFRX Merger Arbitrage index by -0.6% but at approximately half the risk level.
Equity market neutral recovered from a difficult 2009, contributing 0.6% to Fund performance in large part due to the size trade, which is allocated to the equity market neutral strategy.
The fixed-income strategies, which consist of government bond yield and spread trades, subtracted -0.6% from Fund performance during the year.
Derivatives in the Fund are used for various purposes, including hedging, producing income, and for speculation.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
H-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Long Holdings
(% of Total Net Assets)

Qwest Communications International, Inc.	3.1%
Allegheny Energy, Inc.	2.3%
McAfee, Inc.	2.2%
Del Monte Foods Co.	2.0%
Bucyrus International, Inc. — Class A	1.9%
CommScope, Inc.	1.9%
Syniverse Holdings, Inc.	1.7%
Dionex Corp.	1.7%
Novell, Inc.	1.6%
Alberto-Culver Co. — Class B	1.6%

Top Ten Total	20.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16  |  the RYDEX | SGI series funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
MULTI-HEDGE STRATEGIES FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED 12/31/10

	A-Class						C-Class
	(09/19/05)						(09/19/05)
	ONE	ONE	FIVE	FIVE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

MULTI-HEDGE STRATEGIES FUND	5.30%	0.28%	-1.45%	-2.41%	-1.41%	-2.31%	4.52%	3.52%	-2.20%	-2.14%
S&P 500 INDEX	15.06%	15.06%	2.29%	2.29%	2.54%	2.54%	15.06%	15.06%	2.29%	2.54%
HFRX GLOBAL HEDGE FUND INDEX	5.19%	5.19%	0.84%	0.84%	1.10%	1.10%	5.19%	5.19%	0.84%	1.10%

	H-Class			Institutional Class
	(09/19/05)			(05/03/10)
	ONE	FIVE	SINCE	SINCE
	YEAR	YEAR	INCEPTION	INCEPTION

MULTI-HEDGE STRATEGIES FUND	5.30%	-1.45%	-1.40%	5.34%
S&P 500 INDEX	15.06%	2.29%	2.54%	9.33%
HFRX GLOBAL HEDGE FUND INDEX	5.19%	0.84%	1.10%	4.22%

*	Fund returns are calculated using the maximum sales charge of 4.75%

**	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class, and Institutional Class will vary due to differences in fee structure.

the RYDEX | SGI series funds annual report  |  17

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2010

MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 57.4%
INFORMATION TECHNOLOGY - 11.7%
McAfee, Inc.*	34,650	$1,604,642
CommScope, Inc.*	43,990	1,373,368
Novell, Inc.*	206,160	1,220,467
L-1 Identity Solutions, Inc.*	57,610	686,135
Compellent Technologies, Inc.*	12,280	338,805
Hypercom Corp.*	30,775	257,587
Voltaire, Ltd.*	24,170	209,070
Atheros Communications, Inc.*,1	4,140	148,709
Xerox Corp.[1]	12,871	148,274
CA, Inc.[1]	5,920	144,685
Tech Data Corp.*,1	3,220	141,744
CPI International, Inc.*	7,150	138,352
Art Technology Group, Inc.*	23,130	138,317
Compuware Corp.*,1	11,511	134,333
Marvell Technology Group Ltd.*,1	6,830	126,696
Fiserv, Inc.*,1	2,070	121,219
Skyworks Solutions, Inc.*,1	3,990	114,234
Corning, Inc.[1]	5,820	112,442
Intuit, Inc.*,1	2,260	111,418
AVX Corp.[1]	6,850	105,695
Diebold, Inc.[1]	3,200	102,560
EMC Corp.*,1	4,320	98,928
Xilinx, Inc.[1]	3,190	92,446
Micron Technology, Inc.*,1	10,501	84,218
Cree, Inc.*,1	1,240	81,704
Broadridge Financial Solutions, Inc.[1]	3,680	80,702
WebMD Health Corp. — Class A*,1	1,560	79,654
Silicon Laboratories, Inc.*,1	1,710	78,694
Akamai Technologies, Inc.*,1	1,600	75,280
International Business Machines Corp.[1]	480	70,445
eBay, Inc.*,1	2,480	69,018
Fairchild Semiconductor International, Inc. — Class A*,1	4,040	63,064
F5 Networks, Inc.*,1	450	58,572
SanDisk Corp.*,1	880	43,877
Apple, Inc.*,1	130	41,933
Harris Corp.[1]	810	36,693
LTX-Credence Corp.*	4,804	35,550
Red Hat, Inc.*,1	730	33,324
Factset Research Systems, Inc.[1]	270	25,315
Atmel Corp.*,1	1,700	20,944
Cognizant Technology Solutions Corp. — Class A*,1	270	19,788
Teradata Corp.*,1	450	18,522
Microchip Technology, Inc.[1]	490	16,763
Salesforce.com, Inc.*,1	100	13,200
Lexmark International, Inc. — Class A*,1	300	10,446
Solera Holdings, Inc.[1]	80	4,106
Amphenol Corp. — Class A1	70	3,695
NetApp, Inc.*,1	50	2,748

Total Information Technology		8,738,381

HEALTH CARE - 7.2%
Dionex Corp.*	10,500	1,239,105
King Pharmaceuticals, Inc.*	68,980	969,169
Alcon, Inc.	5,020	820,268
Crucell N.V. ADR*	17,200	538,188
Martek Biosciences Corp.*	8,860	277,318
Alexion Pharmaceuticals, Inc.*,1	2,020	162,711
Biogen Idec, Inc.*,1	2,320	155,556
Amgen, Inc.*,1	2,660	146,034
LifePoint Hospitals, Inc.*,1	3,850	141,488
ResMed, Inc.*,1	4,000	138,560
Cooper Companies, Inc.[1]	1,900	107,046
Community Health Systems, Inc.*,1	2,440	91,183
Endo Pharmaceuticals Holdings, Inc.*,1	2,310	82,490
Humana, Inc.*,1	1,430	78,278
Watson Pharmaceuticals, Inc.*,1	1,460	75,409
AmerisourceBergen Corp. — Class A1	1,760	60,051
Henry Schein, Inc.*,1	970	59,548
Omnicare, Inc.[1]	1,930	49,003
Abbott Laboratories[1]	990	47,431
Thermo Fisher Scientific, Inc.*,1	790	43,734
Kinetic Concepts, Inc.*,1	870	36,436
McKesson Corp.[1]	510	35,894
Hospira, Inc.*,1	410	22,833
Intuitive Surgical, Inc.*,1	70	18,043
Bio-Rad Laboratories, Inc. — Class A*,1	170	17,655
Teleflex, Inc.[1]	280	15,067
Edwards Lifesciences Corp.*,1	90	7,276
Perrigo Co.[1]	70	4,433
Lincare Holdings, Inc.[1]	120	3,220
Coventry Health Care, Inc.*,1	50	1,320
Express Scripts, Inc. — Class A*	10	540

Total Health Care		5,445,287

INDUSTRIALS - 6.7%
Bucyrus International, Inc. — Class A1	15,410	1,377,654
Baldor Electric Co.	19,270	1,214,781
FedEx Corp.	2,280	212,063
Copa Holdings S.A. — Class A	3,200	188,288
CNH Global N.V.[1]	3,320	158,497
Thomas & Betts Corp.*,1	3,240	156,492
Copart, Inc.*	3,670	137,075
Crane Co.[1]	2,930	120,335

18 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued) MULTI-HEDGE STRATEGIES FUND	December 31, 2010

	Shares	Value

Republic Services, Inc. — Class A1	3,920	$117,051
Ladish Company, Inc.*	2,390	116,178
Navistar International Corp.*,1	1,980	114,662
WESCO International, Inc.*,1	2,140	112,992
Corrections Corporation of America*,1	4,190	105,001
Goodrich Corp.[1]	1,130	99,519
CSX Corp.[1]	1,390	89,808
WW Grainger, Inc.[1]	600	82,866
Dollar Thrifty Automotive Group, Inc.*,1	1,480	69,945
TransDigm Group, Inc.*,1	970	69,850
Union Pacific Corp.[1]	720	66,715
L-3 Communications Holdings, Inc. — Class 3[1]	850	59,917
Southwest Airlines Co.[1]	4,430	57,501
Cummins, Inc.[1]	390	42,904
Delta Air Lines, Inc.*,1	2,759	34,763
ITT Corp.[1]	660	34,393
GATX Corp.[1]	920	32,458
Joy Global, Inc.[1]	360	31,230
Pentair, Inc.[1]	840	30,668
CH Robinson Worldwide, Inc.[1]	340	27,265
Valmont Industries, Inc.[1]	290	25,732
Hubbell, Inc. — Class B1	370	22,248
FTI Consulting, Inc.*,1	580	21,622
Flowserve Corp.[1]	180	21,460
Applied Signal Technology, Inc.	560	21,218
Ingersoll-Rand plc[1]	380	17,894
Timken Co.[1]	250	11,933
Snap-On, Inc.[1]	200	11,316
General Cable Corp.*,1	310	10,878
Trinity Industries, Inc.[1]	400	10,644
Armstrong World Industries, Inc.[1]	190	8,170
Raytheon Co.[1]	170	7,878
Kirby Corp.*,1	20	881

Total Industrials		5,152,745

FINANCIALS - 5.8%
NewAlliance Bancshares, Inc.	42,050	629,909
Marshall & Ilsley Corp.	80,370	556,160
Whitney Holding Corp.	31,030	439,074
Annaly Capital Management, Inc.	11,800	211,456
Endurance Specialty Holdings Ltd.	3,360	154,795
Legg Mason, Inc.	4,240	153,785
American Financial Group, Inc.	4,700	151,763
JPMorgan Chase & Co.	3,560	151,015
Allied World Assurance Company Holdings, Ltd.	2,460	146,222
Reinsurance Group of America, Inc. — Class A	2,290	122,996
Hospitality Properties Trust	5,330	122,803
PNC Financial Services Group, Inc.	1,820	110,510
Digital Realty Trust, Inc.	2,100	108,234
Raymond James Financial, Inc.	2,730	89,271
Hudson City Bancorp, Inc.	6,740	85,868
Student Loan Corp.	2,498	81,035
NASDAQ OMX Group, Inc.*	3,350	79,429
CommonWealth REIT	3,060	78,061
Torchmark Corp.	1,260	75,272
Assurant, Inc.	1,870	72,032
Aspen Insurance Holdings Ltd.	2,430	69,547
Capital One Financial Corp.	1,570	66,819
New York Community Bancorp, Inc.	3,480	65,598
Piedmont Office Realty Trust, Inc. — Class A	3,250	65,455
StanCorp Financial Group, Inc.	1,370	61,842
Rayonier, Inc.	1,160	60,923
CapitalSource, Inc.	8,081	57,375
Axis Capital Holdings Ltd.	1,390	49,873
Huntington Bancshares, Inc.	7,020	48,227
Public Storage	450	45,639
Forest City Enterprises, Inc. — Class A*	2,710	45,230
Unum Group	1,730	41,901
Zions Bancorporation	1,720	41,676
Hanover Insurance Group, Inc.	780	36,442
Fifth Third Bancorp	2,140	31,415
Douglas Emmett, Inc.	1,600	26,560
HCC Insurance Holdings, Inc.	880	25,467
Senior Housing Properties Trust	1,140	25,012
Alexandria Real Estate Equities, Inc.	320	23,443
First Citizens BancShares, Inc. — Class A	100	18,905
SL Green Realty Corp.	220	14,852
Transatlantic Holdings, Inc.	240	12,389
Morgan Stanley	360	9,796
Genworth Financial, Inc. — Class A*	730	9,592
Jones Lang LaSalle, Inc.	80	6,714
General Growth Properties, Inc.	400	6,192
Howard Hughes Corporation*	97	5,279
MBIA, Inc.*	370	4,436
Aflac, Inc.	50	2,822
BancorpSouth, Inc.	80	1,276
Washington Federal, Inc.	20	338
Discover Financial Services	1	19

Total Financials		4,600,744

CONSUMER DISCRETIONARY - 6.1%
J Crew Group, Inc.*	19,190	827,857
Jo-Ann Stores, Inc.*	6,750	406,485
Whirlpool Corp.[1]	1,880	167,000
Comcast Corp. — Class A1	7,060	155,108
Wyndham Worldwide Corp.[1]	4,950	148,302
Mediacom Communications Corp. — Class A*	15,780	133,499
Federal-Mogul Corp.*,1	6,270	129,475
Mattel, Inc.[1]	4,900	124,607
Priceline.com, Inc.*,1	310	123,860

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Darden Restaurants, Inc.[1]	2,650	$123,066
Williams-Sonoma, Inc.[1]	2,710	96,720
Brinker International, Inc.[1]	3,890	81,223
Ross Stores, Inc.[1]	1,220	77,165
VF Corp.[1]	890	76,700
Liberty Global, Inc. — Class A*,1	2,110	74,652
International Speedway Corp. — Class A1	2,680	70,136
Polo Ralph Lauren Corp. — Class A1	630	69,880
Lear Corporation*,1	700	69,097
Autoliv, Inc.[1]	870	68,678
Panera Bread Co. — Class A*,1	670	67,811
Liberty Media Corporation - Interactive*,1	4,280	67,496
Amazon.com, Inc.*,1	370	66,600
NIKE, Inc. — Class B1	750	64,065
Liberty Media Corp. — Starz*,1	960	63,821
Service Corporation International[1]	7,380	60,885
McDonald’s Corp.[1]	790	60,640
Ford Motor Co.*,1	3,240	54,400
Gentex Corp.[1]	1,840	54,390
Tesla Motors, Inc.*,1	2,040	54,325
Gannett Company, Inc.[1]	3,570	53,871
Yum! Brands, Inc.[1]	1,070	52,483
PetSmart, Inc.[1]	1,280	50,970
NetFlix, Inc.*,1	280	49,196
Bally Technologies, Inc.*,1	1,150	48,518
Virgin Media, Inc.[1]	1,660	45,218
Career Education Corp.*,1	2,160	44,777
Leggett & Platt, Inc.[1]	1,800	40,968
Royal Caribbean Cruises Ltd.*,1	760	35,720
Guess?, Inc.[1]	720	34,070
Time Warner Cable, Inc. — Class A1	450	29,714
BorgWarner, Inc.*,1	400	28,944
Madison Square Garden, Inc. — Class A*,1	900	23,202
Family Dollar Stores, Inc.[1]	460	22,867
Viacom, Inc. — Class B1	550	21,785
Limited Brands, Inc.[1]	650	19,974
Coach, Inc.[1]	350	19,358
Big Lots, Inc.*,1	620	18,885
Goodyear Tire & Rubber Co.*,1	1,550	18,367
Hanesbrands, Inc.*,1	720	18,288
DISH Network Corp. — Class A*,1	880	17,301
Phillips-Van Heusen Corp.[1]	270	17,013
Hasbro, Inc.[1]	320	15,098
Bed Bath & Beyond, Inc.*,1	290	14,253
Las Vegas Sands Corp.*,1	270	12,406
Jarden Corp.[1]	370	11,422
Regal Entertainment Group — Class A1	939	11,024
Hyatt Hotels Corporation — Class A*,1	200	9,152
Thor Industries, Inc.[1]	260	8,830
Carnival Corp.[1]	190	8,761
Johnson Controls, Inc.[1]	220	8,404
GameStop Corp. — Class A*,1	310	7,093
Stanley Black & Decker, Inc.[1]	100	6,687
WMS Industries, Inc.*,1	120	5,429
Advance Auto Parts, Inc.[1]	70	4,630
Best Buy Company, Inc.[1]	120	4,115
Fossil, Inc.*,1	30	2,114
The Gap, Inc.[1]	90	1,993

Total Consumer Discretionary		4,480,843

CONSUMER STAPLES - 5.2%
Del Monte Foods Co.[1]	79,420	1,493,096
Alberto-Culver Co. — Class B	32,840	1,216,394
Molson Coors Brewing Co. — Class B1	3,370	169,140
JM Smucker Co.[1]	2,280	149,682
Church & Dwight Company, Inc.[1]	2,140	147,703
ConAgra Foods, Inc.[1]	6,040	136,383
BJ’s Wholesale Club, Inc.*,1	2,680	128,372
Herbalife Ltd.[1]	1,630	111,443
Reynolds American, Inc.[1]	2,960	96,555
Wal-Mart Stores, Inc.[1]	1,270	68,491
Coca-Cola Co.[1]	970	63,797
Estee Lauder Companies, Inc. — Class A1	720	58,104
Kimberly-Clark Corp.[1]	680	42,867
Sara Lee Corp.[1]	858	15,024
Whole Foods Market, Inc.[1]	280	14,165
Tyson Foods, Inc. — Class A1	730	12,571
Kraft Foods, Inc. — Class A1	310	9,768
Dr Pepper Snapple Group, Inc.[1]	190	6,680
Coca-Cola Enterprises, Inc.[1]	169	4,230

Total Consumer Staples		3,944,465

UTILITIES - 5.1%
Allegheny Energy, Inc.	69,964	1,695,927
Nicor, Inc.	11,260	562,099
Progress Energy, Inc.[1]	4,220	183,486
Xcel Energy, Inc.[1]	7,120	167,676
Oneok, Inc.[1]	2,890	160,308
CMS Energy Corp.[1]	8,090	150,474
NiSource, Inc.[1]	8,430	148,537
Atmos Energy Corp.[1]	4,440	138,528
N.V. Energy, Inc.[1]	8,700	122,235
DTE Energy Co.[1]	2,090	94,719
TECO Energy, Inc.[1]	5,230	93,094

20 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

NRG Energy, Inc.*,1	3,920	$76,597
UGI Corp.[1]	2,030	64,107
Ameren Corp.[1]	1,660	46,795
Questar Corp.[1]	870	15,147
NSTAR[1]	79	3,333
CenterPoint Energy, Inc.[1]	190	2,987
Northeast Utilities	1	32

Total Utilities		3,726,081

TELECOMMUNICATION SERVICES - 5.0%
Qwest Communications International, Inc.	304,340	2,316,027
Syniverse Holdings, Inc.*	40,190	1,239,862
Verizon Communications, Inc.[1]	3,460	123,799

Total Telecommunication Services		3,679,688

ENERGY - 3.5%
Atlas Energy, Inc.*	12,290	540,448
T-3 Energy Services, Inc.*	12,710	506,239
Penn Virginia GP Holdings, LP	11,970	315,050
Newfield Exploration Co.*	2,270	163,690
EXCO Resources, Inc.	7,381	143,339
Southern Union Co.	5,900	142,013
Teekay Corp.	3,860	127,689
Spectra Energy Corp.	4,720	117,953
Murphy Oil Corp.	1,410	105,116
Rowan Companies, Inc.*	2,560	89,370
Helmerich & Payne, Inc.	1,460	70,781
Pride International, Inc.*	1,560	51,480
National Oilwell Varco, Inc.	680	45,730
Williams Companies, Inc.	1,540	38,069
Peabody Energy Corp.	570	36,469
Chevron Corp.	280	25,550
Oil States International, Inc.*	340	21,791
Alpha Natural Resources, Inc.*	270	16,208
Tidewater, Inc.	250	13,460
Concho Resources, Inc.*	150	13,151
Exterran Holdings, Inc.*	540	12,933
Marathon Oil Corp.	200	7,406
Diamond Offshore Drilling, Inc.	110	7,356
Cabot Oil & Gas Corp.	80	3,028
Atwood Oceanics, Inc.*	50	1,868

Total Energy		2,616,187

MATERIALS - 1.1%
Reliance Steel & Aluminum Co.[1]	2,910	148,701
Newmont Mining Co.[1]	2,080	127,774
Ashland, Inc.[1]	1,980	100,703
Cytec Industries, Inc.[1]	1,130	59,958
Bemis Company, Inc.[1]	1,750	57,155
Huntsman Corp.[1]	3,320	51,825
Valspar Corp.[1]	1,410	48,617
Compass Minerals International, Inc.[1]	510	45,528
MeadWestvaco Corp.[1]	1,661	43,452
Packaging Corporation of America[1]	1,530	39,535
Domtar Corp.[1]	520	39,478
MMC Norilsk Nickel ADR	1,345	32,334
RPM International, Inc.[1]	1,220	26,962
Celanese Corp. — Class A1	540	22,232
Albemarle Corp.[1]	360	20,081
Sealed Air Corp.[1]	640	16,288
Sherwin-Williams Co.[1]	140	11,725
Cabot Corp.[1]	120	4,518

Total Materials		896,866

Total Common Stocks (Cost $38,105,156)		43,281,287

EXCHANGE TRADED FUNDS† - 3.0%
iShares MSCI Chile Investable Market Index Fund	6,270	499,092
iShares MSCI Malaysia Index Fund	26,780	385,096
iShares MSCI United Kingdom Index Fund	15,650	271,841
iShares MSCI Turkey Index Fund	2,800	185,388
iShares MSCI Emerging Markets Index Fund	3,460	164,765
iShares MSCI South Africa Index Fund	2,170	162,056
iPath MSCI India Index ETN	2,040	158,426
iShares MSCI South Korea Index Fund	1,640	100,352
Vanguard Emerging Markets ETF	1,050	50,558
iShares MSCI Sweden Index Fund	1,580	49,343
iShares MSCI Switzerland Index Fund	1,896	47,552
iShares MSCI Australia Index Fund	1,670	42,485
iShares MSCI Canada Index Fund	490	15,190

Total Exchange Traded Funds (Cost $1,488,217)		2,132,144

CLOSED-END FUNDS† - 10.5%
Royce Value Trust, Inc.	35,507	516,268
Cohen & Steers Infrastructure Fund, Inc.	31,435	516,163
Gabelli Dividend & Income Trust	31,150	478,464
NFJ Dividend Interest & Premium Strategy Fund[1]	26,650	466,642
Liberty All Star Equity Fund	83,208	410,215
Cohen & Steers Quality Income Realty Fund, Inc.	46,851	405,261
Cohen & Steers REIT and Preferred Income Fund, Inc.[1]	28,020	400,406
Calamos Strategic Total Return Fund	37,592	348,102

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Eaton Vance Tax-Advantaged Dividend Income Fund	18,399	$304,503
Alpine Global Premier Properties Fund[1]	41,980	297,638
Adams Express Company	24,027	257,575
John Hancock Bank and Thrift Opportunity Fund	13,962	240,426
DWS High Income Opportunities Fund, Inc.[1]	15,717	221,295
Tri-Continental Corp.	15,153	208,505
H&Q Healthcare Investors	14,633	195,643
BlackRock Strategic Dividend Achievers Trust	17,960	191,813
John Hancock Tax-Advantaged Dividend Income Fund	12,664	188,820
Petroleum & Resources Corp.	6,709	181,210
Macquarie Global Infrastructure Total Return Fund, Inc.	10,104	174,597
General American Investors Company, Inc.	5,186	139,098
Swiss Helvetia Fund, Inc.	9,167	124,121
Zweig Fund, Inc.	35,000	117,250
Clough Global Equity Fund	7,693	116,010
LMP Capital and Income Fund, Inc.[1]	9,149	113,905
H&Q Life Sciences Investors[1]	10,218	110,048
Claymore Dividend & Income Fund[1]	6,850	102,956
Royce Micro-Capital Trust, Inc.	10,108	99,061
Gabelli Global Deal Fund	7,111	95,074
Nuveen Diversified Dividend and Income Fund	7,402	80,608
Neuberger Berman Real Estate Securities Income Fund, Inc.	20,046	79,583
Cohen & Steers Dividend Majors Fund, Inc.	5,714	74,053
Source Capital, Inc.	1,366	72,671
Liberty All Star Growth Fund, Inc.	16,639	70,716
Nuveen Tax-Advantaged Dividend Growth Fund[1]	5,062	65,857
LMP Real Estate Income Fund, Inc.	5,954	60,135
Lazard Global Total Return and Income Fund, Inc.	3,836	57,770
Blue Chip Value Fund, Inc.	13,255	49,176
Macquarie	3,354	48,566
Royce Focus Trust, Inc.	5,532	41,877
Diamond Hill Financial Trends Fund, Inc.	1,337	13,116

Total Closed-End Funds (Cost $6,111,717)		7,735,197

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 14.9%
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	$4,511,870	$4,511,870
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	2,539,514	2,539,514
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	1,801,811	1,801,811
Deutsche Bank issued 12/31/10 at 0.15% due 01/03/11	1,269,757	1,269,757
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	901,255	901,255

Total Repurchase Agreements (Cost $11,024,207)		11,024,207

Total Long Investments - 85.8% (Cost $56,729,297)		$64,172,835

	Shares

COMMON STOCKS SOLD SHORT† - (30.6)%
CONSUMER STAPLES - (1.2)%
SUPERVALU, Inc.	370	(3,563)
Costco Wholesale Corp.	120	(8,665)
Colgate-Palmolive Co.	120	(9,644)
Lorillard, Inc.	120	(9,847)
Altria Group, Inc.	441	(10,857)
Avon Products, Inc.	490	(14,239)
PepsiCo, Inc.	240	(15,679)
Sysco Corp.	560	(16,464)
Mead Johnson Nutrition Co. — Class A	270	(16,808)
Central European Distribution Corp.*	1,220	(27,938)
Kellogg Co.	610	(31,159)
Smithfield Foods, Inc.*	1,740	(35,896)
Flowers Foods, Inc.	1,400	(37,674)
Energizer Holdings, Inc.*	540	(39,366)
Clorox Co.	900	(56,952)
HJ Heinz Co.	1,230	(60,836)
Brown-Forman Corp. — Class B	890	(61,962)
Archer-Daniels-Midland Co.	2,231	(67,109)
Procter & Gamble Co.	1,050	(67,547)
Safeway, Inc.	3,151	(70,866)
Kroger Co.	3,231	(72,245)
Corn Products International, Inc.	1,661	(76,406)
Bunge Ltd.	1,220	(79,934)
Constellation Brands, Inc. — Class A*	3,651	(80,870)

Total Consumer Staples		(972,526)

22 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

MATERIALS — (1.3)%
Greif, Inc. — Class A	30	$(1,857)
Praxair, Inc.	30	(2,864)
Alcoa, Inc.	280	(4,309)
Sigma-Aldrich Corp.	120	(7,987)
Monsanto Co.	200	(13,928)
Owens-Illinois, Inc.*	460	(14,122)
Commercial Metals Co.	1,010	(16,756)
Mosaic Co.	250	(19,090)
Temple-Inland, Inc.	950	(20,178)
International Paper Co.	860	(23,427)
AK Steel Holding Corp.	1,740	(28,484)
Ecolab, Inc.	910	(45,882)
Eagle Materials, Inc.	2,080	(58,760)
Allegheny Technologies, Inc.	1,090	(60,146)
Freeport-McMoRan Copper & Gold, Inc. — Class B	520	(62,447)
Nucor Corp.	1,620	(70,989)
Scotts Miracle-Gro Co. — Class A	1,430	(72,601)
Royal Gold, Inc.	1,340	(73,204)
Southern Copper Co.	1,571	(76,571)
Vulcan Materials Co.	1,820	(80,735)
Intrepid Potash, Inc.*	2,251	(83,940)
Martin Marietta Materials, Inc.	1,010	(93,162)
Nalco Holding Co.	4,071	(130,028)

Total Materials		(1,061,467)

CONSUMER DISCRETIONARY — (1.9)%
New York Times Co. — Class A*	140	(1,372)
MGM Resorts International*	240	(3,564)
Tempur-Pedic International, Inc.*	90	(3,605)
Scripps Networks Interactive, Inc. — Class A	140	(7,245)
Expedia, Inc.	321	(8,054)
Choice Hotels International, Inc.	281	(10,754)
Thomson Reuters Corp.	300	(11,181)
DreamWorks Animation SKG, Inc. — Class A*	490	(14,440)
American Eagle Outfitters, Inc.	1,000	(14,630)
Abercrombie & Fitch Co. — Class A	270	(15,560)
LKQ Corp.*	740	(16,813)
Chico’s FAS, Inc.	1,840	(22,135)
NVR, Inc.*	40	(27,641)
Wendy’s — Class A	7,412	(34,243)
Macy’s, Inc.	1,540	(38,962)
Harley-Davidson, Inc.	1,130	(39,177)
Urban Outfitters, Inc.*	1,120	(40,107)
Weight Watchers International, Inc.	1,070	(40,114)
Wynn Resorts Ltd.	410	(42,574)
Mohawk Industries, Inc.*	800	(45,408)
Cablevision Systems Corp. — Class A	1,620	(54,821)
Newell Rubbermaid, Inc.	3,111	(56,558)
Lamar Advertising Co. — Class A*	1,470	(58,565)
Dick’s Sporting Goods, Inc.*	1,610	(60,375)
Office Depot, Inc.*	11,263	(60,820)
Home Depot, Inc.	1,930	(67,666)
Liberty Media Corp.- Capital*	1,090	(68,190)
News Corp. — Class A	4,901	(71,359)
MDC Holdings, Inc.	2,531	(72,817)
Meredith Corp.	2,131	(73,839)
Marriott International, Inc. — Class A	1,850	(76,849)
Morningstar, Inc.	1,491	(79,142)
International Game Technology	4,481	(79,269)
Harman International Industries, Inc.*	1,831	(84,775)

Total Consumer Discretionary		(1,402,624)

ENERGY — (2.1)%
Devon Energy Corp.	70	(5,496)
FMC Technologies, Inc.*	70	(6,224)
Schlumberger Ltd.	100	(8,350)
Exxon Mobil Corp.	150	(10,968)
Petrohawk Energy Corp.*	672	(12,264)
Unit Corp.*	290	(13,479)
Plains Exploration & Production Co.*	770	(24,748)
EQT Corp.	681	(30,536)
Holly Corp.	940	(38,324)
Valero Energy Corp.	2,160	(49,939)
SandRidge Energy, Inc.*	7,140	(52,265)
Chesapeake Energy Corp.	2,180	(56,484)
McDermott International, Inc.*	3,191	(66,022)
Comstock Resources, Inc.*	2,721	(66,828)
Southwestern Energy Co.*	1,960	(73,363)
Denbury Resources, Inc.*	3,921	(74,852)
Ultra Petroleum Corp.*	1,621	(77,435)
ConocoPhillips	1,170	(79,677)
Range Resources Corp.	1,790	(80,514)
Continental Resources, Inc.*	1,450	(85,333)
Weatherford International Ltd.*	3,821	(87,119)
Frontier Oil Corp.	4,961	(89,348)
Superior Energy Services, Inc.*	2,600	(90,974)
Atlas Pipeline Holdings, LP	6,580	(98,700)
Penn Virginia Resource Partners, LP	11,850	(335,592)

Total Energy		(1,614,834)

HEALTH CARE — (2.1)%
St. Jude Medical, Inc.*	1	(43)
Quest Diagnostics, Inc.	50	(2,699)
CR Bard, Inc.	30	(2,753)
Covance, Inc.*	250	(12,853)

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

MULTI-HEDGE STRATEGIES FUND

	Shares	Value

DENTSPLY International, Inc.	410	$(14,010)
Emdeon, Inc. — Class A*	1,440	(19,498)
Cerner Corp.*	240	(22,738)
Techne Corp.	460	(30,208)
IDEXX Laboratories, Inc.*	440	(30,457)
Celgene Corp.*	610	(36,075)
Alere, Inc.*	1,000	(36,600)
Hill-Rom Holdings, Inc.	1,140	(44,882)
Vertex Pharmaceuticals, Inc.*	1,380	(48,341)
Allergan, Inc.	710	(48,756)
Amylin Pharmaceuticals, Inc.*	3,350	(49,279)
DaVita, Inc.*	860	(59,761)
Human Genome Sciences, Inc.*	2,551	(60,943)
Brookdale Senior Living, Inc. — Class A*	2,861	(61,254)
Eli Lilly & Co.	1,770	(62,021)
Cephalon, Inc.*	1,100	(67,892)
Health Net, Inc.*	2,491	(67,979)
Laboratory Corporation of America Holdings*	780	(68,578)
BioMarin Pharmaceutical, Inc.*	2,841	(76,508)
VCA Antech, Inc.*	3,311	(77,113)
United Therapeutics Corp.*	1,230	(77,761)
Patterson Companies, Inc.	2,601	(79,669)
Charles River Laboratories International, Inc.*	2,281	(81,067)
Boston Scientific Corp.*	10,844	(82,089)
Agilent Technologies, Inc.*	2,031	(84,144)
Gen-Probe, Inc.*	1,490	(86,942)
Regeneron Pharmaceuticals, Inc.*	2,811	(92,285)
Beckman Coulter, Inc.	1,340	(100,808)

Total Health Care		(1,686,006)

INDUSTRIALS — (3.2)%
Iron Mountain, Inc.	22	(550)
Boeing Co.	30	(1,958)
Hertz Global Holdings, Inc.*	190	(2,753)
Donaldson Company, Inc.	50	(2,914)
Honeywell International, Inc.	70	(3,721)
Emerson Electric Co.	120	(6,860)
Aecom Technology Corp.*	280	(7,832)
AMR Corp.*	1,316	(10,252)
United Technologies Corp.	190	(14,957)
Avis Budget Group, Inc.*	990	(15,404)
Manpower, Inc.	350	(21,966)
Gardner Denver, Inc.	330	(22,711)
Manitowoc Company, Inc.	1,800	(23,598)
Masco Corp.	2,030	(25,700)
Tyco International Ltd.	680	(28,179)
UTI Worldwide, Inc.	1,450	(30,740)
BE Aerospace, Inc.*	900	(33,327)
MSC Industrial Direct Co. — Class A	540	(34,933)
Spirit Aerosystems Holdings, Inc. — Class A*	1,720	(35,793)
Rockwell Automation, Inc.	580	(41,592)
USG Corp.*	3,201	(53,873)
Quanta Services, Inc.*	2,740	(54,581)
KBR, Inc.	1,840	(56,065)
Deere & Co.	690	(57,305)
Shaw Group, Inc.*	1,730	(59,218)
AMETEK, Inc.	1,576	(61,858)
Illinois Tool Works, Inc.	1,180	(63,012)
Fastenal Co.	1,100	(65,901)
Jacobs Engineering Group, Inc.*	1,460	(66,941)
Lockheed Martin Corp.	960	(67,114)
Expeditors International of Washington, Inc.	1,230	(67,158)
Graco, Inc.	1,710	(67,459)
Alliant Techsystems, Inc.	950	(70,708)
Chicago Bridge & Iron Company N.V.*	2,230	(73,367)
Landstar System, Inc.	1,800	(73,692)
Fluor Corp.	1,120	(74,211)
PACCAR, Inc.	1,340	(76,943)
Con-way, Inc.	2,111	(77,199)
Oshkosh Corp.*	2,230	(78,585)
WABCO Holdings, Inc.*	1,290	(78,600)
Robert Half International, Inc.	2,591	(79,285)
J.B. Hunt Transport Services, Inc.	1,980	(80,804)
Kennametal, Inc.	2,081	(82,116)
Avery Dennison Corp.	1,940	(82,140)
Terex Corp.*	3,041	(94,393)
Robbins & Myers, Inc.	11,590	(414,690)

Total Industrials		(2,542,958)

TELECOMMUNICATION SERVICES — (3.7)%
AT&T, Inc.	50	(1,469)
Frontier Communications Corp.	340	(3,308)
Windstream Corp.	660	(9,200)
United States Cellular Corp.*	270	(13,484)
American Tower Corp. — Class A*	350	(18,074)
Leap Wireless International, Inc.*	2,730	(33,470)
Sprint Nextel Corp.*	9,491	(40,147)
Level 3 Communications, Inc.*	52,122	(51,080)
NII Holdings, Inc.*	1,420	(63,417)
MetroPCS Communications, Inc.*	5,531	(69,857)
CenturyLink, Inc.	51,620	(2,383,295)

Total Telecommunication Services		(2,686,801)

INFORMATION TECHNOLOGY — (3.9)%
National Semiconductor Corp.	1	(14)
NeuStar, Inc. — Class A*	2	(52)
CoreLogic, Inc.	20	(370)
Equinix, Inc.*	30	(2,438)
Motorola Solutions, Inc.*	560	(5,079)
NVIDIA Corp.*	400	(6,160)
Alliance Data Systems Corp.*	120	(8,524)
Seagate Technology plc*	644	(9,679)

24 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Zebra Technologies Corp. — Class A*	281	$(10,675)
Cypress Semiconductor Corp.*	850	(15,793)
Juniper Networks, Inc.*	460	(16,983)
Yahoo!, Inc.*	1,540	(25,610)
Trimble Navigation Ltd.*	810	(32,343)
Jabil Circuit, Inc.	1,670	(33,550)
KLA-Tencor Corp.	881	(34,042)
Nuance Communications, Inc.*	2,130	(38,723)
Activision Blizzard, Inc.	3,621	(45,045)
Novellus Systems, Inc.*	1,400	(45,248)
Automatic Data Processing, Inc.	980	(45,354)
Verigy, Ltd.*	3,835	(49,932)
Dell, Inc.*	4,211	(57,059)
International Rectifier Corp.*	1,981	(58,816)
Avnet, Inc.*	1,830	(60,445)
Symantec Corp.*	3,702	(61,971)
Mastercard, Inc. — Class A	280	(62,751)
MEMC Electronic Materials, Inc.*	5,692	(64,092)
Brocade Communications Systems, Inc.*	12,273	(64,924)
Itron, Inc.*	1,190	(65,986)
QLogic Corp.*	4,000	(68,080)
Cadence Design Systems, Inc.*	8,623	(71,226)
Electronic Arts, Inc.*	4,421	(72,416)
IAC/InterActiveCorp.*	2,551	(73,214)
Rambus, Inc.*	3,580	(73,318)
Western Union Co.	4,041	(75,041)
Molex, Inc.	3,381	(76,816)
NCR Corp.*	5,001	(76,865)
Adobe Systems, Inc.*	2,500	(76,950)
National Instruments Corp.	2,060	(77,538)
Autodesk, Inc.*	2,051	(78,348)
Lam Research Corp.*	1,521	(78,757)
LSI Corp.*	13,174	(78,912)
Varian Semiconductor Equipment Associates, Inc.*	2,161	(79,892)
ANSYS, Inc.*	1,540	(80,188)
Applied Materials, Inc.	5,722	(80,394)
Paychex, Inc.	2,641	(81,633)
Avago Technologies Ltd.	2,910	(82,848)
Teradyne, Inc.*	6,070	(85,223)
ON Semiconductor Corp.*	8,910	(88,031)
Monster Worldwide, Inc.*	3,822	(90,314)
Ciena Corp.*	5,071	(106,745)
VeriFone Systems, Inc.*	7,360	(283,802)

Total Information Technology		(2,958,209)

UTILITIES — (4.9)%
Pepco Holdings, Inc.	1	(18)
Hawaiian Electric Industries, Inc.	1	(23)
Consolidated Edison, Inc.	1	(50)
PG&E Corp.	30	(1,435)
Entergy Corp.	30	(2,125)
Aqua America, Inc.	352	(7,913)
SCANA Corp.	340	(13,804)
Alliant Energy Corp.	1,411	(51,883)
Constellation Energy Group, Inc.	1,710	(52,377)
Great Plains Energy, Inc.	2,801	(54,311)
Duke Energy Corp.	3,201	(57,010)
Integrys Energy Group, Inc.	1,200	(58,212)
Vectren Corp.	2,461	(62,460)
Sempra Energy	1,220	(64,026)
PPL Corp.	2,671	(70,301)
Dominion Resources, Inc.	1,650	(70,488)
Exelon Corp.	1,710	(71,204)
Public Service Enterprise Group, Inc.	2,251	(71,604)
Wisconsin Energy Corp.	1,220	(71,809)
MDU Resources Group, Inc.	3,581	(72,587)
Southern Co.	1,910	(73,019)
Energen Corp.	1,570	(75,768)
National Fuel Gas Co.	1,270	(83,337)
AES Corp.*	9,641	(117,427)
Calpine Corp.*	10,062	(134,227)
Ormat Technologies, Inc.	4,541	(134,323)
AGL Resources, Inc.	9,490	(340,217)
FirstEnergy Corp.	47,239	(1,748,788)

Total Utilities		(3,560,746)

FINANCIALS — (6.3)%
Moody’s Corp.	1	(27)
Camden Property Trust	1	(54)
Erie Indemnity Co. — Class A	1	(65)
Regions Financial Corp.	170	(1,190)
State Street Corp.	50	(2,317)
Popular, Inc.*	780	(2,449)
U.S. Bancorp	110	(2,967)
SEI Investments Co.	200	(4,758)
Commerce Bancshares, Inc.	147	(5,840)
Bank of Hawaii Corp.	140	(6,609)
RenaissanceRe Holdings Ltd.	120	(7,643)
Weyerhaeuser Co.	440	(8,329)
MSCI, Inc. — Class A*	220	(8,571)
Nationwide Health Properties, Inc.	270	(9,823)
SunTrust Banks, Inc.	380	(11,214)
Wilmington Trust Corp.	2,760	(11,978)
SLM Corp.*	980	(12,338)
Cullen	210	(12,835)
Fidelity National Financial, Inc. — Class A	980	(13,406)
American National Insurance Company	190	(16,268)
Vornado Realty Trust	200	(16,666)
Loews Corp.	440	(17,120)
City National Corp.	280	(17,181)
Prudential Financial, Inc.	300	(17,613)
Affiliated Managers Group, Inc.*	180	(17,860)

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Interactive Brokers Group, Inc. — Class A	1,070	$(19,067)
First Horizon National Corp.*	1,649	(19,429)
Principal Financial Group, Inc.	600	(19,536)
KeyCorp	2,215	(19,603)
M&T Bank Corp.	240	(20,892)
Goldman Sachs Group, Inc.	130	(21,861)
TD Ameritrade Holding Corp.	1,180	(22,408)
Bank of New York Mellon Corp.	760	(22,952)
Allstate Corp.	730	(23,272)
Janus Capital Group, Inc.	1,800	(23,346)
Charles Schwab Corp.	1,370	(23,441)
Hartford Financial Services Group, Inc.	900	(23,841)
Plum Creek Timber Company, Inc.	690	(25,841)
Franklin Resources, Inc.	260	(28,915)
Synovus Financial Corp.	10,991	(29,016)
Equity Residential	630	(32,729)
BOK Financial Corp.	660	(35,244)
Host Hotels & Resorts, Inc.	2,050	(36,634)
American Express Co.	980	(42,062)
Wells Fargo & Co.	1,390	(43,076)
Everest Re Group Ltd.	560	(47,499)
CB Richard Ellis Group, Inc. — Class A*	2,461	(50,401)
TCF Financial Corp.	3,490	(51,687)
Kimco Realty Corp.	2,881	(51,973)
Jefferies Group, Inc.	2,030	(54,059)
Mercury General Corp.	1,341	(57,676)
AvalonBay Communities, Inc.	520	(58,526)
Liberty Property Trust	1,880	(60,010)
Taubman Centers, Inc.	1,200	(60,576)
Fulton Financial Corp.	5,931	(61,327)
St. Joe Co.*	2,851	(62,294)
ProLogis	4,431	(63,984)
TFS Financial Corp.	7,242	(65,323)
Progressive Corp.	3,381	(67,180)
Regency Centers Corp.	1,640	(69,274)
W.R. Berkley Corp.	2,601	(71,215)
Duke Realty Corp.	5,731	(71,408)
NYSE Euronext	2,411	(72,282)
Greenhill & Company, Inc.	900	(73,512)
White Mountains Insurance Group Ltd.	220	(73,832)
Arthur J Gallagher & Co.	2,571	(74,765)
Markel Corp.*	200	(75,626)
Brown & Brown, Inc.	3,181	(76,153)
XL Group plc — Class A	3,501	(76,392)
Marsh & McLennan Companies, Inc.	2,831	(77,400)
Citigroup, Inc.*	16,595	(78,494)
Leucadia National Corp.	2,691	(78,523)
AON Corp.	1,760	(80,978)
MetLife, Inc.	1,830	(81,325)
People’s United Financial, Inc.	5,871	(82,253)
Associated Banc-Corp.	6,021	(91,218)
Lincoln National Corp.	3,381	(94,026)
Comerica, Inc.	2,270	(95,885)
Valley National Bancorp	7,080	(101,244)
BB&T Corp.	3,951	(103,872)
Hancock Holding Co.	13,390	(466,775)
First Niagara Financial Group, Inc.	41,250	(576,675)
Bank of Montreal	10,320	(594,122)

Total Financials		(4,908,050)

Total Common Stocks Sold Short (Proceeds $20,433,813)		(23,394,221)

EXCHANGE TRADED FUNDS SOLD SHORT — (12.0)%
Exchange Traded Funds — (12.0)%
iShares MSCI Brazil Index Fund	10	$(774)
iShares MSCI Singapore Index Fund	180	(2,493)
iShares MSCI BRIC Index Fund	60	(2,948)
iShares MSCI Hong Kong Index Fund	500	(9,455)
iShares MSCI Belgium Investable Market Index Fund	727	(9,546)
iShares MSCI Japan Index Fund	1,480	(16,147)
iShares MSCI Taiwan Index Fund	1,149	(17,947)
Market Vectors — Gold Miners ETF	438	(26,924)
iShares MSCI Netherlands Investable Market Index Fund	2,400	(50,616)
iShares MSCI France Index Fund	2,542	(62,152)
iShares MSCI Mexico Investable Market Index Fund	1,860	(115,171)
Powershares QQQ	2,344	(127,678)
iShares MSCI Germany Index Fund	5,430	(129,994)
iShares MSCI Spain Index Fund	4,480	(164,595)
iShares MSCI Italy Index Fund	11,190	(183,292)
iShares Russell 1000 Growth Index Fund	3,800	(217,588)
iShares MSCI EMU Index Fund	11,160	(393,613)
iShares MSCI EAFE Index Fund	7,403	(431,077)
iShares Dow Jones US Real Estate Index Fund	7,765	(434,529)

26 | the RYDEX | sgi series funds annual report	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2010

MULTI-HEDGE STRATEGIES FUND

	Shares	Value

iShares Russell 1000 Value Index Fund	10,898	$(706,953)
iShares Russell 2000 Index Fund	23,323	(1,824,558)
SPDR S&P 500 ETF Trust	30,884	(3,884,590)

Total Exchange Traded Funds Sold Short (Proceeds $7,665,989)		(8,812,640)

Total Securities Sold Short (Proceeds $28,099,802)		$32,206,861

Cash & Other Assets, Less Liabilities — 56.8%		42,018,581

Total Net Assets — 100.0%		$73,984,555

		Unrealized
	Contracts	Gain (Loss)

COMMODITY FUTURES CONTRACTS PURCHASED†
July 2011 Sugar #11 Futures Contracts (Aggregate Value of Contracts $2,375,957)	81	$425,767
September 2011 Coffee Futures Contracts (Aggregate Value of Contracts $2,294,662)	26	394,156
September 2011 SoyBean Futures Contracts (Aggregate Value of Contracts $2,351,125)	35	287,003
December 2011 Cotton #2 Futures Contracts (Aggregate Value of Contracts $2,413,920)	48	255,175
May 2011 Soybean Oil Futures Contracts (Aggregate Value of Contracts $1,057,320)	30	234,096
June 2011 Live Cattle Futures Contracts (Aggregate Value of Contracts $3,278,250)	75	233,330
July 2011 Wheat Futures Contracts (Aggregate Value of Contracts $1,747,200)	42	194,570
October 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $1,997,016)	20	157,347
April 2011 Heating Oil Futures Contracts (Aggregate Value of Contracts $2,034,102)	19	153,198
March 2011 Silver Futures Contracts (Aggregate Value of Contracts $1,080,625)	7	118,699
September 2011 Corn Futures Contracts (Aggregate Value of Contracts $2,173,575)	73	118,311
December 2011 Copper Futures Contracts (Aggregate Value of Contracts $984,825)	9	112,323
October 2011 Lean Hogs Futures Contracts (Aggregate Value of Contracts $1,182,960)	36	73,692
March 2011 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $741,225)	12	47,283
February 2011 Gold 100 Oz Futures Contracts (Aggregate Value of Contracts $1,277,820)	9	40,661
April 2012 Natural Gas Futures Contracts (Aggregate Value of Contracts $1,171,440)	24	34,919
September 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $471,250)	5	21,885
December 2011 LME Nickel Futures Contracts (Aggregate Value of Contracts $588,000)	4	10,066
April 2011 LME Lead Futures Contracts (Aggregate Value of Contracts $191,213)	3	7,977

(Total Aggregate Value of Contracts $29,412,485)		$2,920,458

FUTURES CONTRACTS PURCHASED†
March 2011 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $8,757,280)	112	$196,364
March 2011 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $8,692,800)	96	174,595

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2010

MULTI-HEDGE STRATEGIES FUND

		Unrealized
	Contracts	Gain (Loss)

March 2011 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $15,536,438)	129	$(523,431)
April 2011 Volatility Index Futures Contracts (Aggregate Value of Contracts $13,436,800)	544	(1,672,769)

(Total Aggregate Value of Contracts $46,423,318)		$(1,825,241)

FUTURES CONTRACTS SOLD SHORT†
January 2011 Volatility Index Futures Contracts (Aggregate Value of Contracts $7,443,750)	375	$1,942,638
March 2011 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $51,227,719)	234	102,510
March 2011 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $16,939,125)	270	(358,520)

(Total Aggregate Value of Contracts $75,610,594)		$1,686,628

COMMODITY FUTURES CONTRACTS SOLD SHORT†
January 2012 Natural Gas Futures Contracts (Aggregate Value of Contracts $366,380)	7	$39,751
April 2011 Live Cattle Futures Contracts (Aggregate Value of Contracts $1,122,000)	25	(25,901)
May 2011 Coffee Futures Contracts (Aggregate Value of Contracts $1,169,756)	13	(30,186)
May 2011 Wheat Futures Contracts (Aggregate Value of Contracts $1,108,013)	27	(32,490)
December 2011 Natural Gas Futures Contracts (Aggregate Value of Contracts $1,117,600)	22	(32,585)
May 2011 Corn Futures Contracts (Aggregate Value of Contracts $1,145,700)	36	(52,771)
November 2011 Heating Oil Futures Contracts (Aggregate Value of Contracts $1,203,464)	11	(52,939)
March 2011 Soybean Futures Contracts (Aggregate Value of Contracts $1,192,550)	17	(98,081)
April 2011 RBOB Gasoline Futures Contracts (Aggregate Value of Contracts $1,271,995)	12	(139,813)
October 2011 Sugar #11 Futures Contracts (Aggregate Value of Contracts $1,229,760)	45	(139,828)
May 2011 Lean Hogs Futures Contracts (Aggregate Value of Contracts $1,905,800)	52	(175,758)
March 2011 Cotton #2 Futures Contracts (Aggregate Value of Contracts $1,303,290)	18	(227,561)

(Total Aggregate Value of Contracts $14,136,308)		$(968,162)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2011 Euro Currency Mini Futures Contracts (Aggregate Value of Contracts $668,050)	8	$(2,488)

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	All or a portion of this security is pledged as short security collateral at December 31, 2010.

[2]	Repurchase Agreements — See Note 7.

ADR — American Depositary Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

28 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

Assets:
Investments, at value	$53,148,628
Repurchase agreements, at value	11,024,207

Total investments	64,172,835
Segregated cash with broker	41,297,503
Cash	43,754
Receivables:
Variation margin	220,984
Securities sold	1,730,205
Fund shares sold	189,273
Dividends	72,039
Interest	39
Other assets	1,761

Total assets	107,728,393

Liabilities:
Securities sold short, at value	32,206,861
Payable for:
Securities purchased	1,126,760
Fund shares redeemed	261,415
Management fees	71,711
Distribution and service fees	25,104
Short sales dividends	34,469
Prime broker interest	17,518

Total liabilities	33,743,838

Net assets	$73,984,555

Net assets consist of:
Paid in capital	$127,572,968
Undistributed net investment income	1,064
Accumulated net realized loss on investments	(58,737,151)
Net unrealized appreciation on investments	5,147,674

Net assets	$73,984,555

A-Class:
Net assets	$14,072,526
Capital shares outstanding	649,708
Net asset value per share	$21.66

Maximum offering price per share*	$22.74

C-Class:
Net assets	$15,194,429
Capital shares outstanding	730,423
Net asset value per share	$20.80

H-Class:
Net assets	$44,421,440
Capital shares outstanding	2,049,728
Net asset value per share	$21.67

Institutional Class:
Net assets	$296,160
Capital shares outstanding	13,642
Net asset value per share	$21.71

Investments, at cost	$45,705,090
Repurchase agreements, at cost	11,024,207

Total cost	$56,729,297
Securities sold short, proceeds	28,099,802

*	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).
CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $920)	$1,249,949
Interest	32,792

Total investment income	1,282,741

Expenses:
Management fees	1,151,939
Distribution and service fees:
A-Class	41,486
C-Class	178,187
H-Class	132,545
Short sales dividends expense	1,570,374
Prime broker interest expense	275,906
Miscellaneous	16,162

Total expenses	3,366,599
Less:
Expenses waived by Advisor	(137,725)

Net expenses	3,228,874

Net investment loss	(1,946,133)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,393,758)
Futures contracts	3,252,301
Foreign currency	(17)
Securities sold short	9,126,773
Written options	(1,767,630)

Net realized gain	2,217,669

Net change in unrealized appreciation (depreciation) on:
Investments	(1,284,587)
Securities sold short	2,562,511
Futures contracts	1,585,842
Written options	237,736

Net change in unrealized appreciation (depreciation)	3,101,502

Net realized and unrealized gain	5,319,171

Net increase in net assets resulting from operations	$3,373,038

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 29

MULTI-HEDGE STRATEGIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

		Period
	Year Ended	April 1, 2009 to
	December 31,	December 31,	Year Ended
	2010	2009*	March 31,
	(Consolidated)	(Consolidated)	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(1,946,133)	$(1,445,732)	$(1,013,405)
Net realized gain (loss) on investments	2,217,669	2,753,752	(35,125,639)
Net change in unrealized appreciation (depreciation) on investments	3,101,502	2,640,610	(4,153,546)

Net increase in net assets resulting from operations	3,373,038	3,948,630	(40,292,590)

Distributions To Shareholders From:
Net investment income
A-Class	—	—	(273,036)
C-Class	—	—	(209,559)
H-Class	—	—	(437,025)
Institutional Class	—	—	—
Realized gain on investments
A-Class	—	—	(135,740)
C-Class	—	—	(104,182)
H-Class	—	—	(217,266)
Institutional Class	—	—	—

Total distributions to shareholders	—	—	(1,376,808)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,527,322	13,875,407	68,515,501
C-Class	1,933,931	3,004,602	6,652,774
H-Class	15,675,873	35,282,532	38,869,824
Institutional Class	301,491 **	—	—
Redemption fees collected
A-Class	1,142	1,080	7,637
C-Class	1,151	871	5,663
H-Class	3,358	2,066	13,462
Institutional Class	— **	—	—
Value of proceeds from merger
A-Class	—	1,163,149	—
C-Class	—	1,731,123	—
H-Class	—	10,389,249	—
Institutional Class	— **	—	—
Distributions reinvested
A-Class	—	—	372,766
C-Class	—	—	291,840
H-Class	—	—	589,826
Institutional Class	— **	—	—
Cost of shares redeemed
A-Class	(25,034,739)	(36,192,813)	(52,667,407)
C-Class	(10,842,755)	(10,634,421)	(24,431,362)
H-Class	(42,786,296)	(41,729,701)	(98,051,422)
Institutional Class	(23,907)**	—	—

Net decrease from capital share transactions	(47,243,429)	(23,106,856)	(59,850,898)

Net decrease in net assets	(43,870,391)	(19,158,226)	(101,520,296)
Net assets:
Beginning of period	117,854,946	137,013,172	238,533,468

End of period	$73,984,555	$117,854,946	$137,013,172

Accumulated/(Undistributed) net investment income/(loss) at end of period	$1,064	$43,981	$(59,903)

30 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

MULTI-HEDGE STRATEGIES FUND
STATEMENTS OF CHANGES IN NET ASSETS (concluded)

		Period
	Year Ended	April 1, 2009 to
	December 31,	December 31,	Year Ended
	2010	2009*	March 31,
	(Consolidated)	(Consolidated)	2009

Capital share activity:
Shares sold
A-Class	660,810	742,434 †	2,922,719
C-Class	96,273	241,201 †	291,526
H-Class	757,318	2,261,297 †	1,687,547
Institutional Class	14,765 **	—	—
Shares reinvested
A-Class	—	—	18,264
C-Class	—	—	14,651
H-Class	—	—	27,892
Institutional Class	— **	—	—
Shares redeemed
A-Class	(1,227,157)	(1,784,539)	(2,397,397)
C-Class	(546,573)	(538,234)	(1,101,599)
H-Class	(2,077,330)	(2,056,900)	(4,295,385)
Institutional Class	(1,123)**	—	—

Net decrease in shares	(2,323,017)	(1,134,741)	(2,831,682)

*	Fund changed its fiscal year end from March 31 to December 31 in 2009.

**	Since the commencement of operations: May 3, 2010 — Institutional Class.

†	Includes 57,725 A-Class, 88,368 C-Class, and 515,084 H-Class shares issued in connection with Fund merger.

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 31

MULTI-HEDGE STRATEGIES FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	March 31,	March 31,	March 31,	March 31,
A-Class	2010[g]	2009[f,g]	2009	2008	2007	2006[a]

Per Share Data
Net asset value, beginning of period	$20.57	$19.96	$24.61	$26.44	$25.52	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.40)	(.15)	(.10)	.58	.71	.29
Net gain (loss) on investments (realized and unrealized)	1.49	.76	(4.37)	(1.53)	.80	.24

Total from investment operations	1.09	.61	(4.47)	(.95)	1.51	.53

Less distributions from:
Net investment income	—	—	(.12)	(.79)	(.38)	(.07)
Net realized gains	—	—	(.06)	(.09)	(.22)	—

Total distributions	—	—	(.18)	(.88)	(.60)	(.07)

Redemption fees collected	— [h]	— [h]	— [h]	— [h]	.01	.06

Net asset value, end of period	$21.66	$20.57	$19.96	$24.61	$26.44	$25.52

Total Return[c]	5.30%	3.06%	(18.19%)	(3.72%)	6.05%	2.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,073	$25,010	$45,078	$42,193	$41,771	$5,791

Ratios to average net assets:
Net investment income (loss)	(1.97%)	(1.47%)[i]	(0.46%)	2.18%	2.74%	2.20%[i]
Total expenses	3.56%	2.36%[i]	2.09%	1.96%	1.93%	1.87%[i]
Net expenses[d]	3.40%	2.32%[i]	2.09%	1.96%	1.93%	1.87%[i]
Operating expenses[e]	1.41%	1.40%[i]	1.40%	1.40%	1.43%	1.45%[i]

Portfolio turnover rate	993%	858%[i]	1,578%	509%	298%	127%[j]

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	March 31,	March 31,	March 31,	March 31,
C-Class	2010[g]	2009[f,g]	2009	2008	2007	2006[a]

Per Share Data
Net asset value, beginning of period	$19.90	$19.43	$24.13	$26.14	$25.42	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.55)	(.31)	(.25)	.37	.51	.19
Net gain (loss) on investments (realized and unrealized)	1.45	.78	(4.27)	(1.50)	.80	.24

Total from investment operations	.90	.47	(4.52)	(1.13)	1.31	.43

Less distributions from:
Net investment income	—	—	(.12)	(.79)	(.38)	(.07)
Net realized gains	—	—	(.06)	(.09)	(.22)	—

Total distributions	—	—	(.18)	(.88)	(.60)	(.07)

Redemption fees collected	— [h]	— [h]	— [h]	— [h]	.01	.06

Net asset value, end of period	$20.80	$19.90	$19.43	$24.13	$26.14	$25.42

Total Return[c]	4.52%	2.42%	(18.76%)	(4.46%)	5.28%	1.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,194	$23,494	$28,706	$54,857	$48,052	$7,352

Ratios to average net assets:
Net investment income (loss)	(2.79%)	(2.07%)[i]	(1.09%)	1.41%	1.99%	1.42%[i]
Total expenses	4.41%	3.14%[i]	2.82%	2.71%	2.66%	2.65%[i]
Net expenses[d]	4.26%	3.09%[i]	2.82%	2.71%	2.66%	2.65%[i]
Operating expenses[e]	2.15%	2.17%[i]	2.17%	2.15%	2.16%	2.23%[i]

Portfolio turnover rate	993%	858%	1,578%	509%	298%	127%
32  |  the RYDEX | SGI series funds annual report

MULTI-HEDGE STRATEGIES FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	March 31,	March 31,	March 31,	March 31,
H-Class	2010[g]	2009[f,g]	2009	2008	2007	2006[a]

Per Share Data
Net asset value, beginning of period	$20.58	$19.98	$24.63	$26.46	$25.53	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.43)	(.21)	(.07)	.58	.72	.29
Net gain (loss) on investments (realized and unrealized)	1.52	.81	(4.40)	(1.53)	.80	.25

Total from investment operations	1.09	.60	(4.47)	(.95)	1.52	.54

Less distributions from:
Net investment income	—	—	(.12)	(.79)	(.38)	(.07)
Net realized gains	—	—	(.06)	(.09)	(.22)	—

Total distributions	—	—	(.18)	(.88)	(.60)	(.07)

Redemption fees collected	— [h]	— [h]	— [h]	— [h]	.01	.06

Net asset value, end of period	$21.67	$20.58	$19.98	$24.63	$26.46	$25.53

Total Return[c]	5.30%	3.00%	(18.17%)	(3.71%)	6.09%	2.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,421	$69,351	$63,229	$141,483	$176,187	$30,796

Ratios to average net assets:
Net investment income (loss)	(2.08%)	(1.18%)[i]	(0.31%)	2.21%	2.78%	2.18%[i]
Total expenses	3.69%	2.37%[i]	2.07%	1.95%	1.90%	1.83%[i]
Net expenses[d]	3.54%	2.33%[i]	2.07%	1.95%	1.90%	1.83%[i]
Operating expenses[e]	1.41%	1.41%[i]	1.40%	1.40%	1.43%	1.45%[i]

Portfolio turnover rate	993%	858%	1,578%	509%	298%	127%

Period Ended
December 31,
Institutional Class	2010[a,g]

Per Share Data
Net asset value, beginning of period	$20.61

Income (loss) from investment operations:
Net investment loss[b]	(.43)
Net gain on investments (realized and unrealized)	1.53

Total from investment operations	1.10

Redemption fees collected	— [h]

Net asset value, end of period	$21.71

Total Return[c]	5.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$296

Ratios to average net assets:
Net investment loss	(3.10%)
Total expenses	5.13%
Net expenses[d]	4.98%
Operating expenses[e]	1.17%

Portfolio turnover rate	993%

[a]	Since commencement of operations: September 19, 2005 — A-Class, C-Class, and H-Class; May 3, 2010 — Institutional Class.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Net expense information reflects the expense ratios after expense waivers, as applicable.

[e]	Operating expense excludes short dividend and interest expense.

[f]	The Fund changed its fiscal year end from March 31 to December 31 in 2009.

[g]	Consolidated.

[h]	Less than $.01 per share.

[i]	Annualized.
the RYDEX | SGI series funds annual report  |  33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2010
COMMODITIES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI™”) (formerly known as the S&P GSCI Total Return Index).
Inception: May 25, 2005
For the one-year period ended December 31, 2010, the Fund’s H-Class shares returned 5.74%, compared with 9.00% for its benchmark, the S&P GSCITM Commodity Index. The GSCI was in negative territory for much of the year, before strong growth in the fourth quarter helped push the index to a positive return for the year. Agricultural futures prices led the way, with cotton up almost 100% and coffee up 66% for the year. The commodities contributing most to the positive returns were Brent crude, cotton, copper, corn and soybeans. The commodities contributing most to negative returns were natural gas, zinc, cocoa and crude oil.
Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.
Performance displayed represents past performance which is no guarantee of future results.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005
The Fund invests principally in derivative instruments such as futures contracts, and options on index futures.
34  |  the rydex | SGI series funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)
COMMODITIES STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED 12/31/10

	A-Class						C-Class
	(05/25/05)						(05/25/05)
	ONE	ONE	FIVE	FIVE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

COMMODITIES STRATEGY FUND	5.74%	0.64%	-7.79%	-8.86%	-5.32%	-6.14%	4.94%	3.94%	-8.65%	-6.02%
S&P 500 INDEX	15.06%	15.06%	2.29%	2.29%	3.12%	3.12%	15.06%	15.06%	2.29%	3.12%
S&P GSCI COMMODITY INDEX	9.00%	9.00%	-5.69%	-5.69%	-2.69%	-2.69%	9.00%	9.00%	-5.69%	-2.69%

	H-Class
	(05/25/05)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

COMMODITIES STRATEGY FUND	5.74%	-7.96%	-5.30%
S&P 500 INDEX	15.06%	2.29%	3.12%
S&P GSCI COMMODITY INDEX	9.00%	-5.69%	-2.69%

*	Fund returns are calculated using the maximum sales charge of 4.75%

**	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and S&P GSCI Commodity Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
the RYDEX | SGI series funds annual report | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2010
COMMODITIES STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† — 45.1%
Fannie Mae[1] 0.21% due 06/15/11	$10,000,000	$9,992,760
Freddie Mac[1] 0.23% due 08/09/11	10,000,000	9,987,890

Total Federal Agency Discount Notes (Cost $19,976,319)		19,980,650

REPURCHASE AGREEMENTS††,2 — 48.8%
Credit Suisse Group issued 12/31/10 at 0.10% due 01/03/11	16,277,970	16,277,970
HSBC Group issued 12/31/10 at 0.16% due 01/03/11	2,390,048	2,390,048
Morgan Stanley issued 12/31/10 at 0.06% due 01/03/11	1,345,243	1,345,243
Mizuho Financial Group, Inc. issued 12/31/10 at 0.13% due 01/03/11	954,463	954,463
Deutsche Bank issued 12/31/10 at 0.15% due 01/03/11	672,622	672,622

Total Repurchase Agreements (Cost $21,640,346)		21,640,346

Total Investments — 93.9% (Cost $41,616,665)		$41,620,996

Cash & Other Assets, Less Liabilities — 6.1%		2,717,088

Total Net Assets — 100.0%		$44,338,084

		Unrealized
	Contracts	Gain

COMMODITY FUTURE CONTRACTS PURCHASED†
January 2011 Goldman Sachs IDX Futures Contracts (Aggregate Value of Contracts $42,953,500)	271	$1,680,360
March 2011 WTI Crude Futures Contracts (Aggregate Value of Contracts $1,932,840)	21	84,132

(Total Aggregate Value of Contracts $44,886,340)		$1,764,492

†	Value determined based on Level 1 inputs — See Note 8.

††	Value determined based on Level 2 inputs — See Note 8.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[2]	Repurchase Agreements — See Note 7.

36 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value	$19,980,650
Repurchase agreements, at value	21,640,346

Total investments	41,620,996
Segregated cash with broker	2,150,625
Receivables:
Variation margin	807,475
Fund shares sold	45,516
Interest	65

Total assets	44,624,677

Liabilities:
Fund shares redeemed	212,974
Management fees	27,218
Custodian fees	1,236
Transfer agent/maintenance fees	9,072
Distribution and service fees	12,052
Portfolio accounting fees	3,629
Other	20,412

Total liabilities	286,593

Net assets	$44,338,084

Net assets consist of:
Paid in capital	$62,809,207
Accumulated net investment loss	(383,185)
Accumulated net realized loss on investments	(19,856,761)
Net unrealized appreciation on investments	1,768,823

Net assets	$44,338,084

A-Class:
Net assets	$7,191,752
Capital shares outstanding	415,093
Net asset value per share	$17.33

Maximum offering price per share†	$18.18

C-Class:
Net assets	$4,856,529
Capital shares outstanding	292,939
Net asset value per share	$16.58

H-Class:
Net assets	$32,289,803
Capital shares outstanding	1,863,323
Net asset value per share	$17.33

Investments, at cost	$19,976,319
Repurchase agreements, at cost	21,640,346

Total cost	$41,616,665
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest	$48,288
Other income	168

Total investment income	48,456

Expenses:
Management fees	295,417
Transfer agent and administrative fees	87,909
Distribution and service fees:
A-Class	16,612
C-Class	49,430
H-Class	58,940
Portfolio accounting fees	35,163
Trustees’ fees*	6,353
Miscellaneous	65,710

Total expenses	615,534
Less:
Expenses waived by Advisor	(31,814)

Net expenses	583,720

Net investment loss	(535,264)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,689,786
Futures contracts	2,577,458

Net realized gain	7,267,244

Net change in unrealized appreciation (depreciation) on:
Investments	(8,741,701)
Futures contracts	1,672,161

Net change in unrealized appreciation (depreciation)	(7,069,540)

Net realized and unrealized gain	197,704

Net decrease in net assets resulting from operations	$(337,560)

†	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI series funds annual report | 37

COMMODITIES STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

		Period
	Year Ended	April 1, 2009 to
	December 31,	December 31,	Year Ended
	2010	2009	March 31,
	(consolidated)	(consolidated)[a]	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(535,264)	$(650,830)	$368,146
Net realized gain (loss) on investments	7,267,244	1,253,454	(26,446,158)
Net change in unrealized appreciation (depreciation) on investments	(7,069,540)	7,745,899	(12,290,105)

Net increase (decrease) in net assets resulting from operations	(337,560)	8,348,523	(38,368,117)

Distributions To Shareholders From:
Net investment income
A-Class	—	(57,691)	(387,071)
C-Class	—	(42,550)	(147,857)
H-Class	—	(208,991)	(872,501)

Total distributions to shareholders	—	(309,232)	(1,407,429)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,393,876	12,304,021	37,803,837
C-Class	2,777,598	7,151,438	12,556,578
H-Class	66,067,956	113,245,828	229,127,411
Redemption fees collected
A-Class	3	6,446	54,958
C-Class	2	4,047	27,481
H-Class	10	43,785	298,366
Distributions reinvested
A-Class	—	54,393	371,452
C-Class	—	38,034	137,899
H-Class	—	199,611	821,992
Cost of shares redeemed
A-Class	(8,914,378)	(13,290,338)	(38,336,017)
C-Class	(4,181,943)	(5,949,947)	(13,889,845)
H-Class	(65,225,874)	(136,970,402)	(281,575,152)

Net decrease from capital share transactions	(2,082,750)	(23,163,084)	(52,601,040)

Net decrease in net assets	(2,420,310)	(15,123,793)	(92,376,586)

Net assets:
Beginning of period	46,758,394	61,882,187	154,258,773

End of period	$44,338,084	$46,758,394	$61,882,187

Accumulated/(Undistributed) net investment income/(loss) at end of period	$(383,185)	$6,857	$309,227

Capital share activity:
Shares sold
A-Class	472,488	818,978	1,527,572
C-Class	185,981	475,027	459,367
H-Class	4,206,889	7,213,518	9,123,069
Shares issued from reinvestment of distributions
A-Class	—	3,482	24,438
C-Class	—	2,526	9,336
H-Class	—	12,769	54,114
Shares redeemed
A-Class	(579,317)	(842,523)	(1,578,531)
C-Class	(284,662)	(402,516)	(489,811)
H-Class	(4,296,966)	(9,089,856)	(9,183,624)

Net decrease in shares	(295,587)	(1,808,595)	(54,070)

[a]	The Fund changed its fiscal year from March 31 to December 31 in 2009.

38 | the RYDEX | SGI series funds annual report	See Notes to Financial Statements.

COMMODITIES STRATEGY FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

						Period
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Ended
	December 31,	December 31,	March 31,	March 31,	March 31,	March 31,
A-Class	2010[f]	2009[e,f]	2009	2008	2007	2006[a]

Per Share Data
Net asset value, beginning of period	$16.39	$13.26	$32.68	$23.81	$27.29	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(.14)	— [h]	.68	.63	.61
Net gain (loss) on investments (realized and unrealized)	1.16	3.37	(18.80)	8.27	(4.15)	1.68

Total from investment operations	.94	3.23	(18.80)	8.95	(3.52)	2.29

Less distributions from:
Net investment income	—	(.11)	(.70)	(.22)	—	—

Total distributions	—	(.11)	(.70)	(.22)	—	—

Redemption fees collected	—[h]	.01	.08	.14	.04	—

Net asset value, end of period	$17.33	$16.39	$13.26	$32.68	$23.81	$27.29

Total Return[c]	5.74%	24.46%	(57.55% )	38.48%	(12.75% )	9.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,192	$8,553	$7,189	$18,579	$9,720	$8,751

Ratios to average net assets:
Net investment income (loss)	(1.42%)	(1.24%)[g]	0.02%	2.49%	2.57%	2.76%[g]
Total expenses	1.65%	1.56%[g]	1.52%	1.51%	1.46%	1.71%[g]
Net expenses[d]	1.56%	1.38%[g]	1.20%	1.19%	1.17%	1.71%[g]

Portfolio turnover rate	200%	220%	390%	405%	672%	—

						Period
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Ended
	December 31,	December 31,	March 31,	March 31,	March 31,	March 31,
C-Class	2010[f]	2009[e,f]	2009	2008	2007	2006[a]

Per Share Data
Net asset value, beginning of period	$15.80	$12.86	$31.96	$23.47	$27.10	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.32)	(.22)	(.06)	.48	.56	.42
Net gain (loss) on investments (realized and unrealized)	1.10	3.26	(18.43)	8.09	(4.23)	1.68

Total from investment operations	.78	3.04	(18.49)	8.57	(3.67)	2.10

Less distributions from:
Net investment income	—	(.11)	(.70)	(.22)	—	—

Total distributions	—	(.11)	(.70)	(.22)	—	—

Redemption fees collected	— [h]	.01	.09	.14	.04	—

Net asset value, end of period	$16.58	$15.80	$12.86	$31.96	$23.47	$27.10

Total Return[c]	4.94%	23.74%	(58.03% )	37.41%	(13.39% )	8.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,857	$6,186	$4,072	$10,793	$4,169	$4,128

Ratios to average net assets:
Net investment income (loss)	(2.17%)	(2.03%)[i]	(0.22%)	1.79%	2.23%	1.79%[i]
Total expenses	2.39%	2.31%[i]	2.28%	2.26%	2.23%	2.34%[i]
Net expenses[d]	2.30%	2.15%[i]	1.95%	1.94%	1.94%	2.34%[i]

Portfolio turnover rate	200%	220%	390%	405%	672%	—
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COMMODITIES STRATEGY FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

						Period
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Ended
	December 31,	December 31,	March 31,	March 31,	March 31,	March 31,
H-Class	2010[f]	2009[e,f]	2009	2008	2007	2006[a]

Per Share Data
Net asset value, beginning of period	$16.39	$13.26	$32.66	$23.81	$27.29	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(.14)	.13	.60	.77	.61
Net gain (loss) on investments (realized and unrealized)	1.16	3.37	(18.93)	8.30	(4.28)	1.68

Total from investment operations	.94	3.23	(18.80)	8.90	(3.51)	2.29

Less distributions from:
Net investment income	—	(.11)	(.70)	(.22)	—	—

Total distributions	—	(.11)	(.70)	(.22)	—	—

Redemption fees collected	— [h]	.01	.10	.17	.03	—

Net asset value, end of period	$17.33	$16.39	$13.26	$32.66	$23.81	$27.29

Total Return[c]	5.74%	24.45%	(57.52% )	38.39%	(12.75% )	9.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,290	$32,019	$50,622	$124,886	$35,062	$29,028

Ratios to average net assets:
Net investment income (loss)	(1.42%)	(1.22%)[g]	0.43%	2.10%	2.99%	2.56%[g]
Total expenses	1.65%	1.56%[g]	1.52%	1.51%	1.49%	1.57%[g]
Net expenses[d]	1.56%	1.37%[g]	1.20%	1.19%	1.20%	1.57%[g]

Portfolio turnover rate	200%	220%	390%	405%	672%	—

[a]	Since commencement of operations: May 25, 2005.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Net expense information reflects the expense ratios after expense waivers, as applicable.

[e]	The Fund changed its fiscal year end from March 31 to December 31 in 2009.

[f]	Consolidated.

[g]	Annualized.

[h]	Less than $.01 per share.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Organization, Consolidation of Subsidiary and Significant Accounting Policies
Organization
The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the“1940 Act”) as a non-diversified, open-ended investment company. The Trust offers eight separate classes of shares, Investor Class shares, Investor2 Class shares, Advisor Class shares, A-Class shares, C Class shares, H-Class shares, Y-Class shares, and Institutional Class shares. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Sales of shares of each Class are made without a sales charge at the NAV, with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 18 months of purchase.
At December 31, 2010, the Trust consisted of fifty-nine separate funds. This report covers the Long/Short Commodities Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund (collectively, the “Funds”). Only A-Class, C-Class, H-Class, Y-Class and Institutional Class shares had been issued by the Funds. All share classes are subject to a 1% redemption fee when shares are redeemed within 30 days of purchase.

Security Global Investors (“SGI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, LLC (the “RDL”) acts as principal underwriter for the Trust. SGI, RFS and the RDL are affiliated entities.
Consolidation of Subsidiary
Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.
Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.
A summary of each Fund’s investment in its respective Subsidiary is as follows:

			% of Total
		Subsidiary	Net Assets
	Inception	Net Assets at	of the Fund at
	Date of	December 31,	December 31,
	Subsidiary	2010	2010

Long/Short Commodities Strategy Fund	06/25/09	$64,827,585	22.54%
Multi-Hedge Strategies Fund	09/18/09	10,594,295	14.32%
Commodities Strategy Fund	09/08/09	8,711,811	19.83%
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Debt securities with a maturity greater than 60 days at the time of purchase are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a security is valued at the reported bid price, at the close of business. Short-term debt securities, with a maturity of 60 days at the time of purchase or less and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Structured notes are valued in accordance with the terms of their agreement at the value of the underlying index close, usually 4:00 p.m., adjusted for any interest accruals and financing charges. If the securities comprising the underlying index cease trading before a Fund’s close of business, the index will be fair valued with the use of an appropriate market indicator.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.
Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short or incur rebate charges to borrow certain securities.
E. The Funds enter into futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities, currencies, or commodities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
F. The Commodities Strategy Fund invested in structured notes, which are over-the-counter contracts linked to the performance of an underlying benchmark such as interest rates, equity markets, equity indices, commodities indices, corporate credits or foreign exchange markets. A structured note is a type of bond in which an issuer borrows money from investors and pays back the principal, adjusted for performance of the underlying benchmark, at a specified maturity date. In addition, the contract may require periodic interest payments. Structured notes are used to obtain exposure to a market without owning or taking physical custody of securities or commodities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Coupon payments are recorded as income while net payments are recorded as net realized gains or losses.
G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
H. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.
I. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts.
J. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees related to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to such Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

K. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
L. Multi-Hedge Strategies Fund purchases and writes (sells) options for hedging, income and speculation. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid. When the Fund writes (sells) an option, an amount equal to the premium received is entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
M. The Funds invest in futures for liquidity and to gain index exposure. The Multi-Hedge Strategies Fund invests in futures for income, hedging and speculation. The fund invested in stock or bond index futures, commodity futures, currency futures, or a combination of the four. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
specific price. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
2. Financial Instruments
As part of their investment strategy, the Funds utilized short sales and a variety of derivative instruments including options and futures contracts. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
A short sale is a transaction in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
In conjunction with the use of short sales, options, and futures contracts, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, and futures contracts, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3. Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles require disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

During the year ended December 31, 2010, the Funds sought to achieve their investment objectives by investing in commodity, currency, and financial-linked derivative
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
instruments, including futures and options. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives:

	Approximate percentage
	of Fund’s net assets
	on a daily basis
Fund	Long	Short

Long/Short Commodities Strategy Fund	85%	13%
Multi-Hedge Strategies Fund	109%	122%
Commodities Strategy Fund	101%	—
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity/Interest rate contracts	Variation margin	Variation margin
The following table sets forth the fair value derivative investments categorized by primary risk exposure at December 31, 2010:

	Asset Derivative Investments Value
	Futures	Futures	Futures	Futures
	Equity	Currency	Commodity	Interest Rate	Total Value at
Fund	Contracts*	Contracts*	Contracts*	Contracts*	December 31, 2010

Long/Short Commodities Strategy Fund	$—	$—	$18,462,412	$—	$18,462,412
Multi-Hedge Strategies Fund	2,313,597	—	2,960,209	102,510	5,376,316
Commodities Strategy Fund	—	—	1,764,492	—	1,764,492

	Liability Derivative Investments Value
	Futures	Futures	Futures	Futures
	Equity	Currency	Commodity	Interest Rate	Total Value at
Fund	Contracts*	Contracts*	Contracts*	Contracts*	December 31, 2010

Long/Short Commodities Strategy Fund	$—	$—	$355,193	$—	$355,193
Multi-Hedge Strategies Fund	2,031,289	2,488	1,007,913	523,431	3,565,121
Commodities Strategy Fund	—	—	—	—	—

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments.

Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2010:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on investments
Net realized gain (loss) on futures contracts
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investments
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on written options
Currency/Commodity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) on futures contracts
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2010:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
		Written	Purchased
	Futures	Equity	Equity	Futures	Futures	Futures
	Equity	Options	Options	Currency	Commodity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Long/Short Commodities Strategy Fund	$—	$—	$—	$—	$21,481,085	$—	$21,481,085
Multi-Hedge Strategies Fund	4,954,912	(1,767,630)	(12,760)	(844,606)	(925,143)	67,138	1,471,911
Commodities Strategy Fund	—	—	—	—	2,577,458	—	2,577,458

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
		Written	Purchased
	Futures	Equity	Equity	Futures	Futures	Futures
	Equity	Options	Options	Currency	Commodity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Long/Short Commodities Strategy Fund	$—	$—	$—	$—	$17,074,970	$—	$17,074,970
Multi-Hedge Strategies Fund	(343,707)	237,736	—	444,637	1,741,517	(256,605)	1,823,578
Commodities Strategy Fund	—	—	—	—	1,672,161	—	1,672,161
4. Call Options Written
Transactions in options written during the period ended December 31, 2010, were as follows:

	Multi-Hedge Strategies Fund
	Number of	Premium
	Contracts	Amount

Balance at December 31, 2009	517	$831,554
Options written	2,933	2,156,091
Options terminated in closing purchase transactions	(908)	(2,792,908)
Options expired	(2,147)	(24,162)
Options exercised	(395)	(170,575)

Balance at December 31, 2010	—	$—
5. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays SGI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Commodities Strategy Fund; 0.90% of the average daily net assets of the Long/Short Commodities Strategy Fund, and 1.15% of the average daily net assets of the Multi-Hedge Strategies Fund.
SGI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to SGI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by SGI unless SGI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2011.
As part of its agreement with the Trust, SGI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Multi-Hedge Strategies Fund are paid by SGI, as previously noted.
RFS provides accounting services to the Trust calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund. Fees related to the Multi-Hedge Strategies Fund are paid by SGI, as previously noted.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by SGI, as previously noted.
The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which RDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees. RDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.
The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 0.75% of the Alternative Strategies Allocation Fund and 1.00% of the remaining Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% for the Funds reimburses the RDL for paying the shareholder’s financial advisor an on-going sales commission. The RDL advances the first year’s service and distribution fees to the financial advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.
For the year ended December 31, 2010, RDL retained sales charges of $666,458 relating to sales of A-Class shares of the Trust. Certain officers and trustees of the Trust are also officers of SGI, RFS and RDL.
6. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no Federal income tax provision has been recorded.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2007 — 2010), and has concluded that no provision for income tax was required in the Funds’ financial statements.
The Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, unsettled short sales and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period, expired capital loss carryforward, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
For the year ended December 31, 2010, the following capital loss carryforward amounts were used to offset current year net realized capital gains:

Fund	Amount

Multi-Hedge Strategies Fund	$1,487,080
Commodities Strategy Fund	4,423,548
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Ordinary	Long-Term	Return of	Total
Fund	Income	Capital Gain	Capital	Distributions

Long/Short Commodities Strategy Fund	$19,714,043	$—	$283,760	$19,997,803
Multi-Hedge Strategies Fund	—	—	—	—
Commodities Strategy Fund	—	—	—	—
The tax character of distributions paid during the period ended December 31, 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Long/Short Commodities Strategy Fund	$—	$—	$—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	309,232	—	309,232
The tax character of distributions paid during the year ended March 31, 2009, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Multi-Hedge Strategies Fund	$1,270,043	$106,765	$1,376,808
Commodities Strategy Fund	1,407,429	—	1,407,429
The tax character of distributable earnings/(accumulated losses) at December 31, 2010 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]

Long/Short Commodities Strategy Fund	$—	$—	$(4,143,615)	$(509,577)
Multi-Hedge Strategies Fund	—	—	4,752,627	(58,336,034)
Commodities Strategy Fund	—	—	1,385,639	(19,856,402)
Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.
[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

					Total
	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2015	2016	2017	2018	Carryforward

Long/Short Commodities Strategy Fund	$—	$—	$—	$(509,577)	$(509,577)
Multi-Hedge Strategies Fund	(3,090,290)	(46,629,855)	(8,615,889)	—	(58,336,034)
Commodities Strategy Fund	—	—	(19,856,402)	—	(19,856,402)
At December 31, 2010, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Long/Short Commodities Strategy Fund	$284,990,761	$—	$(22,250,834)	$(22,250,834)
Multi-Hedge Strategies Fund	57,265,445	7,124,808	(217,418)	6,907,390
Commodities Strategy Fund	41,999,849	—	(378,853)	(378,853)
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Fund	Capital Loss

Commodities Strategy Fund	$(360)
48  |  the RYDEX | SGI series funds annual report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at December 31, 2010, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

HSBC Group	0.16% due 01/03/11	$533,000,000	$533,000,000	$533,002,369
Morgan Stanley	0.06% due 01/03/11	300,000,000	300,000,000	300,000,500
Mizuho Financial Group, Inc.	0.13% due 01/03/11	212,853,000	212,853,000	212,853,768
Deutsche Bank	0.15% due 01/03/11	150,000,000	150,000,000	150,000,625
Credit Suisse Group	0.10% due 01/03/11	138,517,744	138,517,744	138,518,129

			$1,334,370,744	$1,334,375,391

At December 31, 2010, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	03/31/12 – 11/15/19	1.00% – 3.38%	$792,706,900	$806,342,128
U.S. Treasury Bonds	08/15/20 – 02/15/21	7.88% – 8.75%	148,484,800	217,110,061
U.S. Tip Bond	04/15/29	3.88%	109,433,900	194,452,137
U.S. Tip Note	07/15/19	1.88%	99,834,900	111,547,898
U.S. Treasury Bill	11/17/11	0.00%	31,618,800	31,606,152

				$1,361,058,376

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
8. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2010:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
Fund	In Securities	Instruments*	In Securities	In Securities	Total

Assets
Long/Short Commodities Strategy Fund	$—	$18,462,412	$262,739,927	$—	$281,202,339
Multi-Hedge Strategies Fund	53,148,628	1,811,195	11,024,207	—	65,984,030
Commodities Strategy Fund	—	1,764,492	41,620,996	—	43,385,488

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
Fund	In Securities	Instruments*	In Securities	In Securities	Total

Liabilities
Long/Short Commodities Strategy Fund	$—	$335,193	$—	$—	$335,193
Multi-Hedge Strategies Fund	32,206,861	—	—	—	32,206,861
Commodities Strategy Fund	—	—	—	—	—

*	Other financial instruments includes, futures, which are reported as unrealized gain/loss at period end.
The Funds adopted updated provisions surrounding fair value measurements and disclosures effective January 1, 2010. This update applies to the Funds’ disclosures about transfers in and out of all Levels of the fair value hierarchy on a gross basis and the reasons for the transfers, as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.
For the period ended December 31, 2010, there were no significant transfers between Levels.
9. Securities Transactions
For the period ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Long/Short
	Commodities	Multi-Hedge	Commodities
	Strategy	Strategies	Strategy
	Fund	Fund	Fund

Purchases	$—	$148,995,721	$12,036,999
Sales	$12,990,423	$145,907,964	$28,799,714
10. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2011. As of and for the year ended December 31, 2010, the Funds did not have any outstanding borrowings under this agreement.
11. Fund Merger
On May 29, 2009, the Multi-Hedge Strategies Fund (formerly, the Absolute Return Strategies Fund) acquired all of the net assets of Hedged Equity Fund, a separate series of the Trust, in exchange for shares of the Multi-Hedge Strategies Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Hedged Equity Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar investment objective. The acquisition was accomplished through a combination of a tax-free exchange of the outstanding shares of the Hedged Equity Fund (64,908 A-Class; 99,376 C-Class, and 579,434 H-Class) valued at $13,283,521 ($1,163,149 A-Class; $1,731,123 C-Class, and $10,389,249 H-Class) for respective shares of the Multi-Hedge Strategies Fund (57,725 A-Class; 88,368 C-Class, and 515,084 H-Class), with the remainder coming from capital transactions. For financial reporting purposes, the net assets received and shares issued by Multi-Hedge Strategies Fund were recorded at fair value; however, the Hedged Equity Fund’s cost of the investments and proceeds from short sales were carried forward to align ongoing reporting of Multi-Hedge Strategies Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
50 | the RYDEX | SGI series funds annual report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)
Hedged Equity Fund’s net assets on May 29, 2009 were $13,283,521, including $458,961 of unrealized appreciation. Hedged Equity Fund’s net assets were primarily comprised of investments with a fair value of $13,975,264, deposits with brokers related to short sales with a fair value of $3,790,427 and obligations relating to short sales with a fair value of $4,426,820. The aggregate net assets of Multi-Hedge Strategies Fund immediately before and after the acquisition were $130,988,325 and $144,271,846, respectively.
The financial statements reflect the operations of the Multi-Hedge Strategies Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Hedged Equity Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on April 1, 2009, Multi-Hedge Strategies Fund pro-forma net investment income, net gain on investments and net increase in net assets from operations for the period April 1, 2009 to December 31, 2009 would have been $(1,495,733), $3,584,923 and $4,761,104, respectively. Rydex Investments and its affiliates bore all of the expenses related to the reorganization.
12. New Share Classes
On March 29, 2010, the Long/Short Commodities Strategy Fund introduced the Y-Class share class.
On May 3, 2010, the Long/Short Commodities Strategy Fund and the Multi-Hedge Strategies Fund introduced the Institutional Class share class.
13. Acquisition of Security Benefit Corporation
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors, LLC (formerly PADCO Advisors, Inc.), the Funds’ investment advisor (the “Investment Advisor”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisor (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction did not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.
Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreement with the Investment Advisor (the “Previous Agreement”). A new investment advisory agreement (“New Agreement”) was approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreement are substantially identical to the corresponding Previous Agreement, except with respect to the date of execution.
14. Distributor and Transfer Agent Change
Effective July 30, 2010, the Funds’ Distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Funds’ transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.
15. Subsequent Events
Effective January 3, 2011, Rydex Advisors, LLC, the Funds’ investment advisor was merged with and into Security Investors, LLC, which operates under the name SGI.
The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Funds, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Funds also will remain the same.
In order to implement the restructuring, technical amendments were made to the Funds’ investment advisory agreement with Rydex Advisors, LLC in order to reflect the change of the identity of the investment advisor. No other changes will be made to the investment advisory agreement of the Funds, and the fees and expenses of the Funds will remain the same.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders
of Rydex Series Funds:
We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Long/Short Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund (three of the series constituting the Rydex Series Funds) (the “Funds”) as of December 31, 2010, and the related consolidated statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods presented from April 1, 2006 through December 31, 2010 (consolidated for the year ended December 31, 2010, and the period ended December 31, 2009). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended March 31, 2006 were audited by other auditors, whose report dated May 18, 2006 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the above listed Funds at December 31, 2010, the consolidated results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented from April 1, 2006 through December 31, 2010 (consolidated for the year ended December 31, 2010, and the period ended December 31, 2009), in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 28, 2011
52  |  the RYDEX | SGI series funds annual report

OTHER INFORMATION (Unaudited)
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Change of Address
Effective January 17, 2011, the RYDEX | SGI office was moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
SGI Board Review and Approval of the Investment Advisory Agreements
At an in-person meeting of the Trust’s Board of Trustees held on January 28, 2010, called for the purpose of, among other things, voting on the approval of the investment advisory agreement applicable to the series of the Trust (the “Funds”), the Trust’s Board of Trustees, including the Independent Trustees, unanimously approved the continuation for a two-year period the investment advisory agreement between the Trust and Rydex Advisors, LLC (formerly, PADCO Advisors, Inc., and referred to herein as “Rydex”). In reaching this conclusion, the Trustees requested and obtained from Rydex such information as the Trustees deemed reasonably necessary to evaluate the proposed renewal of the agreement. The Trustees carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
In considering the approval of the investment advisory agreements, the Independent Trustees evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by Rydex; (2) the investment performance of the Funds and Rydex; (3) the costs of services provided by Rydex and the profits derived by Rydex from its relationship with the Funds; (4) a comparison of each Funds’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to Rydex and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) other factors the Board deemed to be relevant. The Board also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Trustees by their independent legal counsel and the Trustees’ own business judgment, to be relevant. Following its review, the Trust’s Board determined that the investment advisory agreement will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:
•	The nature, extent and quality of the advisory services to be provided. The Board of Trustees concluded that Rydex is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, Rydex’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by Rydex, the professional qualifications and experience of Rydex and Rydex’s investment and management oversight processes. The Trustees also determined that Rydex proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Fund. With respect to the Funds, the Trustees concluded on the basis of information compiled by Morningstar that Rydex had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.
the RYDEX | SGI series funds annual report  |  53

OTHER INFORMATION (Unaudited) (concluded)
•	The cost of advisory services provided and the level of profitability. On the basis of the Board’s review of the fees to be charged by Rydex for investment advisory and other services, and the estimated profitability of Rydex’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Rydex’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and Rydex and its affiliates. On the basis of comparative information compiled by Morningstar, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•	Whether the advisory fees reflect economies of scale. The Trustees concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for Rydex and the competitive nature of the mutual fund market.

•	The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should fund assets grow meaningfully, the Trustees determined that the investment advisory fees payable by the funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper) and Rydex’s estimated profitability at current or foreseeable asset levels. The Trustees also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Rydex in the future.
54  |  the RYDEX | SGI series funds annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)
A Board of Trustees oversees the Trust, as well as other trusts of SGI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Security Global Investors, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret
Trustee, Chairman of the	Rydex Series Funds — 1997	150
Board (1940)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds — 1993	150
Trustee (1945)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds — 1995	150
Trustee (1941)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds — 2005	150
Trustee (1940)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds — 2005	150
Trustee (1960)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds — 1997	150
Trustee (1942)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds — 1993	150
Trustee (1944)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine
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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)
EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nikolaos Bonos* Vice President and Treasurer (1963)	Senior Vice President, Security Investors, LLC and Vice President, Security Benefit Asset Management Holdings, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010-2011); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Catalucci* Chief Compliance Officer and Secretary (1966)	Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010 to present); Senior Vice President, Security Global Investors, LLC (2010-2011); Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present) Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
56  |  the RYDEX | SGI series funds annual report

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)
EXECUTIVE OFFICERS — concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Vice President, Security Investors, LLC (2010 to present); Vice President, Security Global Investors, LLC (2010-2011); Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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805 King Farm Boulevard, Suite 600
Rockville, MD 20850
www.rydex-sgi.com
800.820.0888
RDXSGIALT–ANN–1210x1211

Item 2. Code of Ethics.
The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)-(d) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2010 and December 31, 2009 were $71,123 and $80,155, respectively. The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended December 31, 2010 and December 31, 2009 were $1,480 and $2,500, respectively. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2010 and December 31, 2009 were $0 and $0, respectively.
(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $0 and $0, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.
(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on their evaluation on March 10, 2011, the President (principal executive officer) and the Treasurer (principal financial officer) of the Rydex Series Funds (the “Trust”) believe that there were no significant deficiencies in the design or operation of the internal controls of the Trust or Security Investors, LLC, d/b/a Security Global Investors (“SGI” or the “Advisor”), the investment advisor and manager of the Trust, or Rydex Distributors, LLC. (“RD”), which acts as distributor for the Trust, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) which would have adversely affected the ability of the Trust or SGI on behalf of the Trust, to record, process, summarize, and report the subject matter contained in this Report.
There was no fraud, whether or not material, involving officers or employees of SGI, RD or the Trust who have a significant role in the Trust’s internal controls, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that has come to the attention of the Advisor or the officers of the Trust, including its President and Treasurer.
(b) There were no significant changes in the Trust’s or SGI’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.
(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.
(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Richard M. Goldman, President Richard M. Goldman, President
Date March 10, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman, President Richard M. Goldman, President
Date March 10, 2011

By (Signature and Title)*	/s/ Nikolaos Bonos, Vice President and Treasurer Nikolaos Bonos, Vice President and Treasurer
Date March 10, 2011

*	Print the name and title of each signing officer under his or her signature.